UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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Portland General Electric Company

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Portland General Electric
Notice of 2021 Annual
Meeting of Shareholders
and Proxy Statement

Message from our Board Chair

Dear Portland General Electric shareholders,

Public companies’ proxy statements tell you, among other things, who serves on the company’s board of directors and how that board is selected, elected, organized, governed, and paid, as well as how you can communicate with directors.

However, it is much less common for proxy statements to tell you about what the board of directors worked on and accomplished during the year. As the independent chair of a very talented and engaged board, I want to fill that gap here by summarizing a few highlights of our work from 2020.

The year 2020 was challenging for most of us. Our employees, customers, and communities had to confront a pandemic, wildfires, the need to show leadership as the social justice movement brought important issues into acute focus, and, in our case, large energy trading losses.

We, as a board, along with our management team, stepped up to manage—and to learn from—each of these. To assess, manage and learn from the energy trading losses, we, the board, formed a special committee of independent directors assisted by independent counsel to conduct a thorough review. As a result of this effort, we, among other things:

•	Made clear we would not seek recovery for the losses through customer prices,

•	Enhanced our own oversight role and reporting to the board and audit and risk committee,

•	Determined that it would be inconsistent with our pay-for-performance philosophy for our CEO, our former CFO and one other executive officer to receive annual incentive compensation,

•	Oversaw management’s strengthening of energy trading policies and risk reporting, and

•	Engaged in active communication with our investors, regulators and other stakeholders.

We continued to set the governance tone at the top by continuing our steady board refreshment—with four new independent board members added over the past three years. We also made clear, via our own composition, the importance of diversity, equity and inclusion at PGE: a majority of our board nominees are diverse by gender or by race.

We also have responsibly designed and administered PGE’s compensation plans to align our incentives directly and explicitly with the core elements of our strategy, including:

•	Financial and operating health and performance,

•	Customer satisfaction,

•	Power availability and service quality,

•	The integration of our grid, and

•	Environmental leadership, including carbon reduction.

We hope this summary helps give you context as you read the pages that follow. We ask for your voting support on the items described in the accompanying proxy statement and invite your additional input via any of the means described in the proxy statement.

Sincerely,

Jack Davis Board Chair

Letter from our

Chief Executive Officer

Dear employees, customers, investors and PGE stakeholders,

The Indian activist and statesperson Jawaharlal Nehru observed that crises force us to think. We all had a lot to think about in 2020. But what strikes me most about the year is that, through it all, the PGE community pulled together and faced the challenges of 2020 head-on.

When faced with large trading losses in August, our board and leadership team acted with purpose to assess, manage, disclose and learn. We committed not to seek regulatory recovery to ensure that customer prices would not be impacted; strengthened energy trading policies, risk management, operational structures and reporting practices; and held individuals accountable.

When wildfires spread throughout parts of our service area, we proactively shut off power in our highest risk area and, in partnership with first responders and state agencies, shut power off in eight additional at-risk areas to ensure the safety of our customers and the people of Oregon. As the wildfires were contained, we restored power to a record number of our customers.

We also know that, more generally, the growing population’s increasing stress on our planet’s climate and resources requires urgent attention. In late 2020, we recommitted to our focus on clean, green energy and announced our aim to achieve companywide net zero greenhouse gas emissions by 2040. To meet this goal, we’ll transform every part of our business. Actions we took in 2020 demonstrated our focus on our strategy to decarbonize and electrify to deliver clean energy safely and affordably to our customers:

•	In October 2020, we closed our coal-fired Boardman plant after a decade of planning.

•

We brought online the wind power from the Wheatridge Renewable Energy Facility, a joint project between PGE and a subsidiary of NextEra Energy, and expect to make the solar and battery storage parts of that project operational around the end of 2021.

•

We began development (along with Daimler Trucks North America) of “Electric Island”—a large public charging station for medium and heavy-duty commercial vehicles, anticipated to be the first of its kind in the US.

•	We installed smart thermostats for our customers at no charge to help them use less energy when others are using more, saving money and furthering our renewables transition.

These efforts build on our eleven-year track record of having the largest renewable energy program in the US. You can read more in our SASB- and EEI-aligned environmental, social and governance reporting on our website.

We are also proud of our work, as one of the Pacific Northwest’s leading employers, to set an example for how a public company can address inequities in our system and communities. We consistently apply an equity lens to address disparities that can affect under-served households, communities of color and people with disabilities. We set the equity tone at the top as we do for customer service and business ethics: in addition to our diverse board, four of our ten executive officers are diverse by race or gender. While there is more work to be done, we are committed to ensuring that anyone who performs their best has a leadership path at Portland General.

Thank you for your support through a difficult year. We work every day to earn your trust. We ask for your voting support on the items described in the accompanying proxy statement.

Sincerely,

Maria Pope President and CEO

Notice of Virtual Annual Meeting of

Shareholders

Annual Meeting Information

Meeting Date:	Wednesday, April 28, 2021

Meeting Time:	8:00 a.m., Pacific Time

Meeting Access:	virtualshareholdermeeting.com/POR2021 *There will be no physical location for shareholders to attend.*

Record Date:	March 1, 2021

Ways to Vote

ONLINE Vote online in advance of the meeting: proxyvote.com	BY PHONE Vote by phone from the US or Canada: 1-800-690-6903	BY MAIL If you have received a printed version of our proxy materials, you may vote by mail.	BY BALLOT Attend our virtual Annual Meeting and vote by following the instructions on the meeting website.

	Vote the Board Recommends	Page Reference (for more information)

Item 1 Election to our Board of Directors of the 12 nominees identified in the following proxy statement for a term of one year	FOR	7

Item 2 Advisory vote on the compensation of our named executive officers	FOR	62

Item 3 Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2021	FOR	65

Transaction of any other business that may properly come before our 2021 Annual Meeting of Shareholders

Please read the accompanying proxy statement for more information about the items of business we intend to cover during the meeting. Please see the “Questions and Answers” section on pages 69 to 72 for important information about the virtual annual meeting, the proxy materials, and voting.

Your vote is important to us. We encourage you to exercise your shareholder right to vote as soon as possible, regardless of whether you plan to attend the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Nora Arkonovich

Corporate Secretary

Important notice regarding the availability of proxy materials for the 2021 Annual Meeting of Shareholders

We are mailing our shareholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials and submit proxy votes online. Our proxy statement and 2020 Annual Report are available at investors.portlandgeneral.com/financial-information/annual-reports. You may also access our proxy materials at proxyvote.com.

We are making the proxy statement and the form of proxy first available on or about March 16, 2021.

Cautionary Note Regarding Forward-Looking Statements

The following proxy statement contains forward-looking statements, including those regarding implementation of our business plans, technology transitions, our business, strategies and financial performance, our offerings of new services, and other statements that are not historical fact, and actual results could differ materially from these forward-looking statements. Risk factors that could cause actual results to differ are set forth in the “Risk Factors” section, as well as other sections, of our 2020 Annual Report on Form 10-K, available on our website investors.portlandgeneral.com/financial-information/sec-filings, and other filings with the SEC. All forward-looking statements are based on management’s estimates, projections, and assumptions as of the date of this proxy statement, and the Company undertakes no obligation to update any such statements.

Our Company

What Are We?

We are a 133-year-old integrated electric energy company engaged in the generation, wholesale purchase, transmission, distribution and retail sale of electricity in Oregon. We provide energy to approximately 908,000 residential, commercial and industrial customers and have a service area population of 1.9 million.

We meet the region’s energy needs with a diverse mix of generation that includes hydro, wind, solar, coal and natural gas. We have committed to a companywide goal of achieving net zero greenhouse gas emissions by 2040, and our voluntary renewable energy program is the largest in the U.S. We expect to meet or exceed our ambitious and public milestones to decarbonize and electrify, while continuing to serve our customers safely, efficiently, financially sustainably, and respectfully.

We are of, by, and for the people of Oregon. We strive to serve and address the needs of our customers and communities, and in doing so, to have a positive impact on the world.

Who Are We?

We are pleased to share with you in this proxy statement extensive information about our Board of Directors and our compensation practices. We are also a company with over 2,800 employees, millions of customers and an even larger collection of stakeholders in our communities. We would be remiss if we didn’t share with you, very briefly, some information about each of these, starting with our senior leaders, including our named executive officers for 2020.

MARIA POPE

PRESIDENT AND CEO

Ms. Pope is President, Chief Executive Officer and a member of the Board of Directors of Portland General Electric Company. She was appointed President on October 1, 2017 and Chief Executive Officer on January 1, 2018. She served from 2013 to 2017 as Senior Vice President of Power Supply, Operations and Resource Strategy, overseeing PGE’s generation plants, energy supply portfolio, and long-term resource strategy. Ms. Pope joined PGE in 2009 as Senior Vice President of Finance, Chief Financial Officer and Treasurer. She served on PGE’s Board of Directors from 2006 to 2008. Prior to joining PGE, she served as Chief Financial Officer for Mentor Graphics Corporation and held senior operating and finance positions within the forest products and consumer products industries. She began her career in banking with Morgan Stanley.

EDUCATION

BA, College of Arts and Sciences, Georgetown University

MBA, Stanford Graduate School of Business

For more information, see Ms. Pope’s bio in Item 1: Election of our Board of Directors – Who We Are

Portland General Electric 2021 Proxy
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2021

JAMES AJELLO

SENIOR VICE PRESIDENT, FINANCE, CHIEF FINANCIAL OFFICER AND TREASURER

Mr. Ajello has served as the Chief Financial Officer and Senior Vice President of Finance and Treasurer at Portland General Electric Company since January 1, 2021. He joined PGE in November 2020 as a senior advisor prior to his transition to the CFO role, bringing an extensive background in both energy and finance, including serving as executive vice president and CFO for Hawaiian Electric Industries (HEI) from 2009 to 2017, where he helped lead its clean energy transformation. In 2020, he became an independent director of HEI’s Hawaiian Electric Company, where he serves on the Audit Committee and from 2017 was an independent director of HEI’s American Savings Bank and a member of its Risk Committee and member of HEI’s compensation committee. Prior to joining HEI, Mr. Ajello served as senior vice president of Business Development at Reliant Energy and spent 15 years as managing director of the Energy and Natural Resources Group of UBS Warburg/UBS Securities. He has also chaired the U.S. Department of Energy’s Environmental Management Advisory Board.

EDUCATION

BA, State University of New York Oneonta

MPA, Syracuse University

Graduate, Advanced Management Program of the European Institute of Business Administration (INSEAD)

JAMES LOBDELL

FORMER SENIOR VICE PRESIDENT, FINANCE, CHIEF FINANCIAL OFFICER AND TREASURER

Mr. Lobdell served as PGE’s Chief Financial Officer, Senior Vice President of Finance and Treasurer from March 1, 2013 until his retirement on December 31, 2020. Over the course of his 36-year career with the company, Mr. Lobdell was instrumental in driving financial improvements and helping ensure PGE continues to deliver safe, reliable and affordable electricity to our customers. Before assuming the role of CFO, Mr. Lobdell served as Vice President of Power Operations & Resource Strategy from 2004 to 2013, Vice President of Power Operations from 2002 to 2004, Vice President, Risk Management Reporting, Controls and Credit from 2001 to 2002, and Senior Director of Business Development from 1999 to 2001. He also served as Vice President, Finance and Administration for FirstPoint Utility Solutions from 1997 to 1998.

EDUCATION

BA, University of Oregon

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OUR COMPANY

LISA KANER

VICE PRESIDENT, GENERAL COUNSEL AND CORPORATE COMPLIANCE OFFICER

Ms. Kaner is responsible for all of PGE’s legal affairs. She coordinates the company’s ethics and governance and Federal Energy Regulatory Commission compliance activities. Before joining PGE in 2017, Ms. Kaner successfully handled contract, employment and other commercial litigation cases at the Portland office of Markowitz Herbold PC. In addition to being honored by the Portland Business Journal as one of the region’s most influential businesspeople, Ms. Kaner has been recognized for her public service by the Oregon State Bar. She is an active member of the community, where her contributions include serving on the board of Impact NW, an organization to prevent homelessness.

EDUCATION

BA, cum laude, University of Pennsylvania

JD, magna cum laude, Villanova University School of Law

JOHN KOCHAVATR

VICE PRESIDENT, INFORMATION TECHNOLOGY AND CHIEF INFORMATION OFFICER

Mr. Kochavatr is responsible for the infrastructure, operations and development of all information systems at PGE. He joined the Company in 2018. Mr. Kochavatr has more than 20 years of experience in the Information Technology industry. Before joining PGE, he was senior vice president and CIO at SUEZ Water Technologies & Solutions (formerly General Electric Water and Process Technologies) from 2017-2018 and chief information officer and chief digital officer from 2012-2017 and served in several IT leadership positions at GE Power (formerly GE Energy) for 11 years. Mr. Kochavatr also currently serves as board chair of the Technology Association of Oregon.

EDUCATION

BA, University of California, Los Angeles

MBA, University of Chicago’s Booth School of Business

LARRY BEKKEDAHL

VICE PRESIDENT, GRID ARCHITECTURE, INTEGRATION & SYSTEMS OPERATIONS

Mr. Bekkedahl oversees PGE operational areas and is responsible for advancing PGE’s integrated smart grid strategy since 2019. Mr. Bekkedahl joined PGE in 2014 and until 2019 served as vice president of Transmission & Distribution, bringing more than three decades of leadership experience in the energy industry. Before joining PGE, he was senior vice president for transmission services at the Bonneville Power Administration and held leadership positions at Clark Public Utilities, PacifiCorp and Montana Power Company. Mr. Bekkedahl serves on the Electric Power Research Institute, Research Advisory Committee, the Stanford University Bits and Watts Advisory Council, the University of Akron Energy Advisory Committee, and the All Hands Raised board for Portland Public Schools Foundation.

EDUCATION

BS, Electrical Engineering, Montana State University

Portland General Electric 2021 Proxy
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2021

How Did We Do In 2020?

In 2020, we faced a pandemic, social unrest, economic uncertainty, a devastating wildfire season, strong winds, and significant energy trading losses. Despite all of these challenges and changes, we were able to deliver solid results in 2020 and our underlying business remained strong:

•	We finished the year earning $1.72 per diluted share, which includes our previously disclosed $1.03 per diluted share of energy trading losses.

•	We raised our dividend.

•	We achieved a 6% reduction in our operating and maintenance expenses year-over-year, driven by efficiencies implemented throughout our operations.

•	We continued to advance our operational, environmental, social, and strategic imperatives.

•	We grew our overall customer base by 1.4%.

•	We maintained a solid balance sheet, including strong liquidity and investment-grade credit ratings.

•	We reaffirmed our long-term earnings growth guidance of 4% to 6% off a 2019 base year.

How We Are Making a Difference For Our Environment

Oregonians understand, as we do, the urgency of creating a low-carbon, clean-and-affordable energy, water-and-natural-resources-protected world in which we and future generations can live safely and comfortably. We are particularly proud that through the challenges of 2020 we accelerated progress on our ambitious environment-protecting programs. Here are a few highlights:

•	We closed our coal-fired Boardman plant, brought the Wheatridge Renewable Energy Facility online and established two partnerships to bring more solar and hydro power to Oregon customers.

•

We set new climate goals to reduce greenhouse gas emissions associated with the electricity we serve our customers by at least 80% (relative to 2010 levels) by 2030 and aim to achieve companywide net zero greenhouse gas emissions by 2040. We have also set an aspirational goal of achieving zero greenhouse gas emissions associated with the power we serve our customers by 2040.

•	We responded to the historic Oregon wildfires decisively.

•	We and our partner began construction on a large public charging station for medium and heavy-duty commercial vehicles, anticipated to be the first of its kind in the US.

•	We and our partners are completing a smart water and micro-hydro system to generate electricity from city water pipeline excess pressure.

•	We are piloting a residential-based energy storage system to increase accessibility of solar and smart battery resources.

•

We recently completed the largest habitat restoration project in the City of Portland and on the Willamette River. The Harborton Restoration Project will transform our Harborton substation property into a haven for wildlife, including threatened salmon and sensitive frog species, for decades to come. We will maintain the site for a decade until a long-term steward assumes responsibility for protecting and maintaining the site.

•

In 2020, we also achieved modern-day records for our adult coho salmon return to the West Side Hydropower Project on the Clackamas River–the only river system in the Lower Columbia Basin to do so. The investment of $90 million in our fish passage facilities and collaboration with various resources managers have allowed us to achieve this result.

•

We are working with the City of West Linn to redevelop the historic waterfront where our oldest hydro-electric facility is located. Our work balances historic preservation, environmental impacts, cost and human needs.

•	We continued our progress toward our goal of creating a smarter more integrated and reliable grid.

•	We undertook numerous steps to increase transportation electrification in our state and put a plan in place to convert 60% of our own fleet to electric vehicles in ten years.

4

OUR COMPANY

How We Are Making a Difference For And With Our Employees

•	We provide over 2,800 benefits-paying, stable, full time jobs to members of our communities.

•	We provide employees with benefits that address their needs holistically and support their wellness.

•	We are a leader in diversity, equity and inclusion (DEI) practices, though we acknowledge that we have more work to do:

•	A majority of our board nominees are diverse by gender or race.

•	Black, Indigenous and People of Color (BIPOC) comprise over 22% of our employees and almost 19% of our management.

•	Almost a third of our employees and over 31% of our management, including our CEO, are female.

•	In 2021 we were once again recognized with two international awards that reflect our ongoing dedication to creating a diverse, equitable and inclusive workplace.

•	We scored a perfect 100 on the Human Rights Campaign Foundation’s Corporate Equality Index as a Best Place to Work for LGBTQ Equality.

•

Bloomberg LP recognized PGE by inclusion in its annual Gender-Equality Index, which tracks the performance of companies committed to supporting gender equality through policy development, representation and transparency.

•	Our DEI initiatives touch every aspect of our business. Examples include:

•	Over 95% of our job interview panels in 2020 were diverse by race and/or gender.

•	We have a leadership development program for BIPOC employees and a Women in Leadership program.

•	Our leaders receive DEI dashboards quarterly and all managers receive unconscious bias training.

•	Beginning in 2021, our leaders’ incentive compensation includes DEI metrics.

•	We are committed to doubling our diversity supplier spend (currently approximately 9%) by 2022.

•	The seriousness with which we take safety is reflected in:

•	Our proactive response to wildfire threats.

•	A decrease in our OSHA recordable incident safety rate in 2020, continuing a trend from the prior two years.

•	Our comprehensive response to COVID-19:

•

We acted quickly to protect our employees by making changes to work schedules, work locations, cleaning practices, work protocols and information services—including encouraging employees to take advantage of our comprehensive health, wellness, family, and leave programs.

•	Our multi-faceted support for customers and communities is highlighted below.

•	We listen: we conduct quarterly all-employee pulse surveys and take follow-up actions based on the input we receive.

How We Are Making a Difference For Our Communities

•	When the pandemic reduced many customers’ ability to afford power, we stepped in to help, including by:

•	Suspending late fees and disconnections.

•	Providing proactive customer service to help our customers develop workable plans to meet their energy needs, including through time-payment arrangements.

•	Securing emergency assistance funds to be distributed through Oregon Housing Community Services.

•	Working with non-profits who provide energy assistance payments.

•	Partnering with other utilities to seek emergency federal assistance.

•	Providing financial support via the PGE Foundation to address food insecurity, energy assistance, small-business support and worker relief funds.

Portland General Electric 2021 Proxy
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2021

•	We continued our ongoing support of our communities in other ways:

•

PGE Foundation contributed close to $1.7 million to Oregon nonprofits in 2020. The foundation, which serves as the philanthropic arm of PGE, was created through an endowment for the purpose of improving the quality of life for Oregonians and has awarded more than $25 million to community organizations across the state since its inception in 1997.

•	We increased investments to address community needs associated with Oregon’s historic wildfires and racial equity.

•

We launched PGE Project Zero, a social impact initiative designed to engage youth in creating cleaner, greener, more equitable communities through climate and clean energy education, environmental stewardship projects and green job internships. As a part of PGE Project Zero, we partnered with Portland Public Schools to create the nation’s first K-12 open-source climate literacy program.

•	Our employees also stepped up their community support despite facing their own challenges:

•	55% of our employees participated in our employee giving program in 2020.

•	Together, PGE, our employees and retirees and PGE Foundation donated $5.6 million to community nonprofits.

•	Our employees also spent 18,200 hours volunteering in 2020.

•	We continued to use technology to improve customers’ experience, satisfaction, energy conservation and cost-saving capabilities:

•	We installed hundreds of smart thermostats for our customers at no charge to help them use less energy.

•	We launched a cloud-based platform and mobile app and integrated PGE Marketplace to more efficiently serve and empower customers.

•	We continued to increase customer trust and satisfaction, even in a difficult year:

•	Our customers’ trust increased 4% to 87% for residential customers and increased 1% to 98% with key customers (based on surveys conducted by a third-party market research firm).

•

“Customer delight” increased to an all-time high of 62% (based on residential, commercial and industrial customer ratings) and the 2020 J.D Power Customer Satisfaction Index placed us #4 overall among Large West utilities.

How We Are Structured And Governed To Be Sustainable

We have a best-practice governance profile designed to support financial, environmental and social sustainability. It includes:

•	An independent Board Chair,

•	Annually elected directors,

•	One share one vote (no dual class ownership),

•	No supermajority or “poison pill” provisions,

•	Majority voting for director elections,

•	Shareholder right to act by written consent,

•	A steadily refreshed board with a majority of nominees who are diverse by gender and/or race,

•	Good internal and external pay parity,

•	Strong shareholder support in our Say on Pay votes, and

•	Significant director-shareholder engagement.

In 2020, we undertook a comprehensive refresh of our enterprise risk management policies, systems and practices anchored to COSO (Committee of Sponsoring Organizations of the Treadway Commission) and ISO (International Organization for Standardization) 13000.

As an essential service provider, we are committed to providing our customers with clean, affordable and reliable energy, while supporting our employees and communities.

6

Item 1:

Election of our Board of Directors

Who We Are

We believe our slate of 12 director nominees, whose biographical information we share in the following pages, brings to our Board a diverse range of skills, attributes and experience needed to provide effective oversight of the Company. Our nominees have held senior leadership roles at public companies or other large organizations and have extensive experience in a variety of fields, including utility operations and regulation, technology, health care, academia, finance and accounting, corporate governance, law, public policy, and consulting. All of our nominees have a reputation for integrity, honesty and adherence to high ethical standards. The biographical information provided here is current as of March 1, 2020.

The Board of Directors unanimously recommends that you vote “FOR” each of the following nominees.

RODNEY BROWN Compensation and Human Resources and Finance Committee Member

INDEPENDENT DIRECTOR SINCE 2007

EDUCATION

BA, Political Science, Baylor University

JD, University of Texas School of Law

SELECTED CURRENT POSITIONS

Board member, National Audubon Society

Board of Trustees chair, Bullitt Foundation

SELECTED PAST POSITIONS

Co-Chair, Governor’s Carbon Emissions Task Force

Member, Governor’s Committee on Transforming

Washington’s Budget

Board member, Sightline Institute

BACKGROUND AND QUALIFICATIONS

Mr. Brown, 64, is a founding partner of Cascadia Law Group PLLC, a Seattle, Washington law firm that specializes in environmental law. Mr. Brown’s practice focuses on environmental and land use issues relating to pollution control, project permitting, and climate change. He is the principal author of Washington’s Superfund law, the Model Toxics Control Act, and works to improve environmental regulations. From 1992 to 1996, Mr. Brown was a Managing Partner at the Seattle office of Morrison & Foerster, LLP, a large international law firm. He has served numerous for-profit and non-profit boards. Mr. Brown’s qualifications to serve on our Board include his experience as an environmental lawyer, his extensive knowledge of environmental laws and regulations, his knowledge of government and public affairs, and his experience as a management consultant for organizations handling large infrastructure projects and projects with challenging environmental issues.

Portland General Electric 2021 Proxy
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JACK DAVIS Board Chair Nominating and Corporate Governance Committee Member

INDEPENDENT DIRECTOR SINCE 2012;

Board Chair since 2013

EDUCATION

BS, Medical Technology, Electrical Engineering, New

Mexico State University

PUBLIC COMPANY BOARD EXPERIENCE

Pinnacle West Capital Corporation (2001-2008)

OTHER CORPORATE BOARD EXPERIENCE

Arizona Public Service Company (1998-2008)

SELECTED OTHER PAST POSITIONS

Chair, Western Systems Coordinating Council

Board member, Edison Electric Institute,

National Electric Reliability Council,

Arizona Community Foundation

BACKGROUND AND QUALIFICATIONS

Mr. Davis, 74, served as CEO of Arizona Public Service Company (APS), Arizona’s largest electricity provider, from September 2002 until his retirement in March 2008, and as President of APS from October 1998 to October 2007. During his 35 years at APS, Mr. Davis held executive and management positions in various areas of the company, including commercial operations, generation and transmission, customer service, and power operations. Mr. Davis also served as President and Chief Operating Officer of Pinnacle West Capital Corporation, the parent company of APS, from September 2003 to March 2008. Mr. Davis is a former chair of the Western Energy Supply and Transmission Associates and the Western Governors’ Association task force on energy issues. Mr. Davis’ qualifications to serve on our Board include his in-depth knowledge of the utility industry, including utility regulation, line and generation operations, and safety and environmental matters, his extensive leadership experience gained in senior executive positions at APS and Pinnacle West, and his knowledge and experience from serving on other public company boards.

KIRBY DYESS Chair, Compensation and Human Resources Committee and Nominating and Corporate Governance Committee Member

INDEPENDENT DIRECTOR SINCE 2009

EDUCATION

BA, Physics, University of Idaho

Postgraduate studies, Biochemistry,

Portland State University

Postgraduate studies, Management,

Stanford University

PUBLIC COMPANY BOARD EXPERIENCE

Itron, Inc. (2006-2018)

Viasystems Group, Inc. (2010-2015)

Merix Corporation (2002-2010)

OTHER CORPORATE BOARD EXPERIENCE

Prolifiq Software (current)

Compli (2007-2018)

Menasha Corporation (1997-2007)

SELECTED OTHER PAST POSITIONS

Member, College Savings Board

President and board member, Oregon Board of

Higher Education

Board member, Oregon Health & Science University

Chair, Oregon Community Foundation

BACKGROUND AND QUALIFICATIONS

Ms. Dyess, 74, is Principal at Austin Capital Management LLC, where she evaluates, invests in, and assists early-stage companies in the Pacific Northwest. Prior to forming Austin Capital Management LLC in 2003, Ms. Dyess spent 23 years in various executive and management positions at Intel Corporation, most recently as Corporate Vice President and Director of Intel Capital Operations from 2001-2002, where she oversaw the acquisition and integration of 50 businesses and management of a portfolio of over 400 companies worldwide. Her previous positions at Intel included VP and Director of Human Resources and VP, New Business Development. Ms. Dyess’ qualifications to serve on our Board include the experience she acquired during her career at Intel Corporation and work with early stage companies in the areas of risk management, human resources, operations, government relations, mergers and acquisitions, sales and marketing, information technology, and the initiation of start-up businesses, and her extensive experience serving on boards of other companies.

8

MARK GANZ Audit and Risk and Compensation and Human Resources Committee Member

INDEPENDENT DIRECTOR SINCE 2006

EDUCATION

BA, History/Theology, Georgetown University

JD, Georgetown University

OTHER CORPORATE BOARD EXPERIENCE

Cambia Health Solutions, Inc. (2004-2020)

Prime Therapeutics, Inc. (2017-2020)

Trizetto Corporation (2009-2016)

Echo Health Ventures (2016-2020)

SELECTED OTHER CURRENT POSITIONS

Board of Regents, University of Portland

Board of Regents, Georgetown University

Chair, Cascade Pacific Council of the Boy Scouts of

America

Board member, Coalition to Transform Advanced

Illness Care

SELECTED OTHER PAST POSITIONS

Board & Executive Committee, Oregon Business

Council

BlueCross BlueShield Association

Chair, America’s Health Insurance Plans

Chair, Greater Portland Inc.

BACKGROUND AND QUALIFICATIONS

Mr. Ganz, 60, served from 2003 until his retirement in 2020 as President and Chief Executive Officer of Cambia Health Solutions, Inc. (“Cambia”), a parent corporation of several companies offering healthcare products and services. Previously, Mr. Ganz held a number of positions with Cambia, including President and CEO of Regence BlueCross of Oregon, Chief Legal Officer, Corporate Secretary, and Chief Ethics and Compliance Officer and had responsibility for federal public policy. Mr. Ganz was a member of Cambia’s board of directors until his retirement in 2020, as well as a board member of a number regional and national organizations. Mr. Ganz’s qualifications to serve on our Board include his experience overseeing multiple companies within a large diversified corporate group, his knowledge of health care as a regulated industry, his experience in various executive roles, his 29 years of experience in the practice of corporate and regulatory law, and his expertise in executive compensation and compensation structures, corporate governance, and ethics and compliance programs.

MARIE OH HUBER Compensation and Human Resources and Nominating and Corporate Governance Committee Member

INDEPENDENT DIRECTOR SINCE 2019

EDUCATION

BA, Economics, Yale University

JD, Northwestern University School of Law

SELECTED CURRENT POSITIONS

Board, Silicon Valley Community Foundation

University Council, Yale University

Law Board, Northwestern Pritzker School of Law

SELECTED PAST POSITIONS

Board, James Campbell Company LLC

BACKGROUND AND QUALIFICATIONS

Ms. Huber, 59, has over 25 years of strategic business, legal and public policy experience in global Fortune 500 companies. She heads the global legal and government relations and public policy functions for eBay, Inc., where she serves as Senior Vice President, Chief Legal Officer, General Counsel & Secretary. Previously, Ms. Huber was responsible for communications, regulatory affairs and quality assurance, government affairs and philanthropy at Agilent Technologies. Huber joined eBay in 2015 from Agilent where she served as senior vice president, general counsel and secretary since 2009. For the previous ten years she also held positions of increasing responsibility at Agilent and prior to that at HP. She started her career at large law firms in New York and San Francisco. Ms. Huber’s qualifications to serve on our Board include her extensive track record as a business leader and in advising boards of directors and executive leadership on business and operational matters, M&A, corporate governance, legal and compliance, IP, litigation, privacy and cybersecurity matters.

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KATHRYN JACKSON, PhD Compensation and Human Resources and Finance Committee Member

INDEPENDENT DIRECTOR SINCE 2014

EDUCATION

BS, Physics, Grove City College

MS, Industrial Engineering Management,

University of Pittsburgh

MS and PhD, Engineering and Public Policy,

Carnegie Mellon University

PUBLIC COMPANY BOARD EXPERIENCE

Cameco Corporation (current)

EQT (current)

Rice Acquisition Corporation (current)

Rice Energy, Inc. (2017)

Hydro One, Inc. (2015-2018)

OTHER CORPORATE BOARD EXPERIENCE

Duquesne Light Holdings, Inc. (current)

Duquesne Light Company (current)

SELECTED CURRENT POSITIONS

Member, National Academy of Engineering

Advisory Boards, Carnegie Mellon University and

University of Pittsburgh

SELECTED PAST POSITIONS

Board member, Independent System Operator of

New England

BACKGROUND AND QUALIFICATIONS

Dr. Jackson, 63, has served since 2016 as the Director of Energy and Technology Consulting at KeySource, Inc., where she provides strategic consulting services to clients in business growth, technology development and energy services. From 2014-2015 Dr. Jackson was Chief Technology Officer and SVP at RTI International Metals, Inc., a leading U.S. producer of titanium mill products. She served as Chief Technology Officer and SVP of Research & Technology at Westinghouse Electric Company, LLC from 2009 to 2014; and as the VP of Strategy, Research & Technology from 2008 to 2009. Prior to joining Westinghouse Electric Company, LLC, Dr. Jackson served for 17 years at the Tennessee Valley Authority, where she held various executive positions, including EVP of River System Operations and Environment and the corporate environmental officer. Dr. Jackson’s qualifications to serve on our Board include her background in engineering, her experience in senior executive roles and as a member and chair of the board of the Independent System Operator of New England, and her knowledge and experience in the areas of technology, large capital projects, contracts and vendor negotiations, generation facilities and energy trading operations, research and development on utility assets and systems, and environmental health and safety.

MICHAEL LEWIS Audit and Risk and Finance Committee Member

INDEPENDENT DIRECTOR SINCE 2021

EDUCATION

BS, Electrical Engineering, University of Florida

MBA, Nova Southeastern University

PUBLIC COMPANY BOARD EXPERIENCE

Newpark Resources, Inc. (current)

OTHER CORPORATE BOARD EXPERIENCE

Pacific Gas and Electric Co. (Aug–Dec 2020)

SELECTED CURRENT POSITIONS

Board member, Bay Area Chapter of the

American Red Cross

Member, California Governor’s Earthquake

Advisory Commission

Board member, Association of Edison Illuminating

Companies

BACKGROUND AND QUALIFICATIONS

Mr. Lewis, 58, is a retired senior executive with more than 35 years of experience in electric utility operations. Lewis served as Interim President of Pacific Gas and Electric Company (PG&E) from August to December 2020. During that time, he oversaw PG&E’s gas and electric operations, including wildfire prevention and response efforts, grid resiliency initiatives, vegetation management programs, and emergency preparedness. Prior to that, Lewis served as PG&E’s SVP of Electric Operations and VP of Electric Distribution. Before joining PG&E in 2018, Mr. Lewis held a number of senior executive positions at Duke Energy, including SVP and Chief Distribution Officer (2016 to 2018), with responsibility for distribution operations across six states, and SVP and Chief Transmission Officer (2015 to 2016). Before the Duke Energy/Progress Energy merger in 2012, Lewis was SVP of energy delivery for Progress Energy Florida, where he was responsible for hurricane preparedness and grid hardening initiatives. Mr. Lewis’s qualifications to serve on our Board include his executive leadership experience and in-depth knowledge of utility operations, including electric transmission and distribution, wildfire prevention and response, disaster preparedness, grid resiliency, large capital projects and risk management and safety programs.

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MICHAEL MILLEGAN Audit and Risk and Finance Committee Member

INDEPENDENT DIRECTOR SINCE 2019

EDUCATION

BA, MBA, Angelo State University

PUBLIC COMPANY BOARD EXPERIENCE

Wireless Technology Group, Inc. (current)

CoreSite Realty Corporation (current)

SELECTED CURRENT POSITIONS

Strategic advisor and investor, Windpact, Inc.,

Vettd, Inc.

Board, Virginia Mason Foundation

SELECTED PAST POSITIONS

President, Verizon Global Wholesale Group

BACKGROUND AND QUALIFICATIONS

Mr. Millegan, 62, is the Founder and Chief Executive Officer of Millegan Advisory Group 3 LLC, where he advises early-stage companies on strategy that drives technology innovation and shareholder value since 2018. Previously, he held a variety of executive leadership and management positions within Verizon, where he led large-scale and scope business units. As president of Verizon Global Wholesale Group, he was responsible for $11 billion in sales revenue, 13,000 employees and $1 billion in annual capital spending. Mr. Millegan’s qualifications to serve on our Board include his experience overseeing significant business units within a large corporate group, his experience in various executive and management roles, and his background in operations in a regulated industry, global sales and marketing, digital media platforms, network infrastructure deployment, cloud computing, cybersecurity, and supply chain management and operations.

NEIL NELSON Chair, Audit and Risk Committee and Nominating and Corporate Governance Committee Member

INDEPENDENT DIRECTOR SINCE 2006

EDUCATION

BA, Chemical Engineering, Brigham Young University

OTHER CORPORATE BOARD EXPERIENCE

Siltronic Corporation (2003-2020)

SELECTED PAST EXPERIENCE

Chair & Vice Chair, Oregon Business and Industry

BACKGROUND AND QUALIFICATIONS

Mr. Nelson, 62, is a former President of Siltronic Corporation, a Portland-based global leader in hyperpure silicon wafers and a partner to many top-tier chip manufacturers, where he served from 2003 until his retirement in 2020. He previously served as Vice President of Operations of Siltronic from 2000 to 2003, and as VP of Operations at Mitsubishi Silicon America from 1998 to 2000. Mr. Nelson’s qualifications to serve on our Board include his experience in overseeing company-wide and divisional operations for Siltronic Corporation and divisional operations for Mitsubishi Silicon America, his experience in overseeing manufacturing operations at the department, division and company-wide levels, his experience in risk oversight and environmental issues, and his experience overseeing safety systems and the financial reporting process for Siltronic Corporation.

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LEE PELTON, PhD Chair, Nominating and Corporate Governance Committee and Audit and Risk Committee Member

INDEPENDENT DIRECTOR SINCE 2006

EDUCATION

BA, English/Psychology, Wichita State University

PhD, English, Harvard University

OTHER CORPORATE BOARD EXPERIENCE

PLATO Learning, Inc. (2005-2008)

SELECTED CURRENT POSITIONS

Board and Executive Committee, Boston Chamber of Commerce

Board chair, Boston Arts Academy Foundation

Trustee, Barr Foundation

Boston Municipal Research Bureau

Board chair, Boston Racial Equity Fund

BACKGROUND AND QUALIFICATIONS

Dr. Pelton, 70, is President of Emerson College in Boston, Massachusetts, where he has served since 2011. He is scheduled to retire from Emerson College and assume the role of President and Chief Executive Officer of The Boston Foundation, a philanthropic organization with over $1 billion in assets, in June 2021. Before joining Emerson, he served as President of Willamette University in Salem, Oregon (1999 to 2011), Dean and Professor of English Literature at Dartmouth College (1991 to 1998), and Dean of Students and later Dean of Colgate University (1986 to 1991). Dr. Pelton has served on numerous educational and cultural boards and committees, including the Board of Directors of the American Council on Education (past chair), the National Association of Independent Colleges and Universities, the Association of American Colleges & Universities, the Museum of African American History (Boston), and the Harvard University Board of Overseers. In 2020, he was recognized by the Boston Chamber of Commerce as a 2020 Distinguished Bostonian and included in the Boston Business Journal’s 50 Most Powerful Leaders in Boston list. Dr. Pelton’s qualifications to serve on our Board include his executive leadership at academic institutions, his civic leadership, his experience serving on boards of other companies, and the unique perspective he brings to various issues considered by the board as a result of his professional background and accomplishments.

MARIA POPE President and Chief Executive Officer, Portland General Electric Company

DIRECTOR SINCE 2018

EDUCATION

BA, College of Arts and Sciences, Georgetown University

MBA, Stanford Graduate School of Business

PUBLIC COMPANY BOARD EXPERIENCE

Umpqua Holdings Corp. (current)

Pope Resources, LP (2012- 2020)

Sterling Financial Corp. (2013-2014)

TimberWest Forest Corp. (2008-2013)

OTHER CORPORATE BOARD EXPERIENCE

Premera Blue Cross (2001-2013)

SELECTED CURRENT POSITIONS

Executive Committee, Edison Electric Institute

Director, Electric Power Research Institute

Member, Oregon Global Warming Commission

Member, Oregon Business Council

Director, The Nature Conservancy in Oregon

Director, Federal Reserve Bank of San Francisco

SELECTED PAST POSITIONS

Chair, OHSU Governing Board

Chair, Oregon Symphony

Chair, Council of Forest Industries

BACKGROUND AND QUALIFICATIONS

Ms. Pope, 56, is President and Chief Executive Officer of Portland General Electric Company. She was appointed President on October 1, 2017 and Chief Executive Officer on January 1, 2018. She served from 2013 to 2017 as SVP of Power Supply, Operations and Resource Strategy, overseeing PGE’s generation plants, energy supply portfolio, and long-term resource strategy. Ms. Pope joined PGE in 2009 as SVP of Finance, Chief Financial Officer and Treasurer. She served on PGE’s Board of Directors from 2006 to 2008. Prior to joining PGE, she served as Chief Financial Officer for Mentor Graphics Corporation and held senior operating and finance positions within the forest products and consumer products industries. She began her career in banking with Morgan Stanley. Ms. Pope’s qualifications to serve on our Board include her current role as President and Chief Executive Officer, her extensive knowledge of the Company and the utility industry, her diverse leadership experience in business and financial roles, and her corporate and civic board experience.

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JAMES TORGERSON Finance and Compensation and Human Resources Committee Member

INDEPENDENT DIRECTOR SINCE 2021

EDUCATION

BBA Accounting, Cleveland State University

PUBLIC COMPANY BOARD EXPERIENCE

Rice Acquisition Corporation (current)

AVANGRID, Inc. (2015-2020)

UIL Holdings Corporation (2006-2015)

SELECTED CURRENT POSITIONS

Board of Trustees, Yale-New Haven Hospital

Board of Trustees, Yale New Haven Health System

SELECTED PAST POSITIONS

Chair, American Gas Association

Board and Executive Committee member,

Edison Electric Institute (EEI)

Co-Chair, EEI Committee on Reliability, Security

and Business Continuity

Member, Electricity Subsector Coordinating Council

BACKGROUND AND QUALIFICATIONS

Mr. Torgerson, 68, served as CEO of AVANGRID, Inc., a sustainable energy company with approximately $30 billion in assets and operations in 24 states, from 2015 until his retirement in 2020. Mr. Torgerson was president and CEO of UIL Holdings Corporation from 2006 until 2015, when it merged with Iberdrola USA to form AVANGRID. During his time at UIL Holdings, Mr. Torgerson oversaw its expansion from a regional electric utility to a diversified energy delivery company and one of the largest generators of wind electricity in the U.S., serving natural gas and electric utility customers across multiple states. Before joining UIL Holdings, Torgerson was president, CEO and director of the Midwest Independent Transmission System Operator, Inc. from 2000 to 2006. He also previously served as chief financial officer for several natural gas and electric utilities, including Puget Sound Energy and Washington Energy Company. Before transitioning to the utility industry, Mr. Torgerson served as VP of development for Diamond Shamrock Corporation, where he also held various finance and strategic planning positions. Mr. Torgerson’s qualifications to serve on our Board include his executive leadership experience and extensive knowledge of the utility industry, including clean energy development, finance and accounting, Northwest energy markets, regulation, risk management and strategic planning.

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Our Skills, Experience and Backgrounds

Our Board of Directors brings diverse skills, experiences and backgrounds to inform and enrich their oversight functions and deliberations. The following skills matrix captures just some of these characteristics. We considered these skills, experiences and backgrounds, together with the biographical information provided on pages 7 to 13, in determining that our nominees should be members of our Board. Check marks indicate featured skills and the absence of a check mark should not be read to suggest no relevant expertise in the specified area.

Senior Leadership Service in executive leadership position at a large organization		✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Public Company Boards Service on the board of another public company or other significant public company experience		✓	✓		✓	✓	✓	✓			✓	✓

Finance and Accounting Knowledge of or experience in finance, accounting, financial reporting or auditing processes and standards		✓		✓	✓		✓	✓	✓	✓	✓	✓

Utility Operations Experience in the management of a regulated utility		✓				✓	✓	✓			✓	✓

Technology and Transformation Experience and knowledge of technology and/or business transformation		✓	✓		✓	✓	✓	✓	✓	✓	✓	✓

Environmental and Sustainability Experience with environmental policy, regulation, and compliance and/or sustainability practices	✓	✓			✓	✓	✓		✓		✓	✓

Regulation and Public Policy Experience with the regulatory or public policy process	✓	✓		✓	✓	✓	✓				✓	✓

Human Capital and Culture Expertise in the areas of employee development, succession planning, compensation and organizational ethics		✓	✓	✓	✓	✓				✓	✓	✓

Major Capital Projects Experience overseeing, managing or advising on large scale capital projects in the industrial sector	✓	✓				✓		✓			✓	✓

Risk Management and Compliance Skills and experience with the identification, assessment and management of business or financial risk factors	✓	✓		✓	✓	✓	✓		✓		✓	✓

Business Development and/or M&A Experience with developing and implementing strategies for growth, including with M&A transactions		✓	✓	✓	✓	✓		✓		✓	✓	✓

Regional Business Ties Experience working in the business and public policy environment in which the Company operates	✓		✓	✓					✓		✓	✓

Gender	M	M	F	M	F	F	M	M	M	M	F	M

Racial/Ethnic Diversity					✓		✓	✓		✓

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How We Are Selected, Elected and

Evaluated

Our bylaws provide our Board of Directors with authority to determine the number of directors and to fill vacancies on the Board. Our Board currently has 14 members; however, directors John Ballantine and Charles Shivery will not be standing for reelection and will no longer be board members following the election of directors at the Annual Meeting. The Board has reduced the number of directors from 14 to 12, effective upon the election of directors at the Annual Meeting.

Directors are elected by a majority of the votes cast at the Annual Meeting. Election by a majority means that a director nominee is elected if the number of votes cast “FOR” a director nominee exceeds the number of votes cast “AGAINST” that director nominee. A shareholder can vote to “ABSTAIN,” but that vote will not have any effect in determining the election results. In an uncontested election, a director who does not receive a majority of “FOR” votes cast must submit a letter of resignation to the Board. See page 17 for more information about our director resignation policy.

If a nominee becomes unwilling or unable to serve as a director, the Board may propose another person in place of that nominee, and the individuals designated as shareholders’ proxies will vote to appoint that proposed person. Alternatively, the Board may decide to reduce the number of directors constituting the full Board.

Board Recruitment and Succession Planning

Identifying and recommending individuals for appointment or election to our Board is a core responsibility of the Nominating and Corporate Governance Committee (Governance Committee). The committee carries out this responsibility through a year-round process described below:

Evaluation of Board Composition. Each year the Governance Committee evaluates the size and composition of the Board to assess whether they are appropriate in light of the Company’s evolving needs. In making this evaluation, the committee considers the Company’s strategic direction, current director qualifications, the results of Board and committee self-assessments, and legal and regulatory requirements. The committee also considers whether there may be a need to fill a future Board vacancy in light of our director retirement and tenure policy or anticipated dates of retirement. Generally, under our director retirement and tenure policy, which is contained in our Corporate Governance Guidelines, candidates will not be nominated for election after age 75, and candidates elected after July 25, 2018 will not be nominated to serve on the Board for more than 12 years.

If the Governance Committee identifies a need to fill a future Board vacancy or add to the mix of skills and qualifications represented on the Board, the committee oversees the director recruitment process described below.

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Candidate Recruitment. The Governance Committee identifies new Board candidates through a variety of methods, including the use of third-party search firms, suggestions from current directors, shareholders, or employees, and self-nominations. Our two newest directors, Michael Lewis and James Torgerson, were recommended by a third-party search firm prior to their nomination and election to the Board of Directors.

Director candidates identified by shareholders are evaluated by the same criteria applied to other director nominees, which are described below. To have a candidate considered by the Governance Committee, a shareholder should submit the recommendation in writing and include the following information:

•	The shareholder’s name and evidence of ownership of the Company’s common stock, including the number of shares owned and the length of time of ownership, and

•	The candidate’s name, resume, or listing of qualifications to be a director and consent to be named as a director nominee if selected by the Governance Committee and nominated by the Board.

The recommendation and information described above should be sent to the Chair of the Governance Committee, in care of our Corporate Secretary, at Portland General Electric Company, 121 SW Salmon Street, 1WTC1301, Portland, Oregon 97204.

Candidate Evaluation. In evaluating director candidates, the Governance Committee seeks to identify individuals who, at a minimum, have the following characteristics:

•	A reputation for honesty, ethical conduct and sound business judgment,

•	Demonstration of significant accomplishment in their field,

•	Experience and skills in the utility industry or other areas important to the strategic direction and operation of the Company,

•	Availability and willingness to be diligent in fulfilling the responsibilities of Board membership, and

•	Freedom from conflicts of interest.

In addition to evaluating a candidate’s individual qualifications, the Board and the Governance Committee consider how a candidate would contribute to the overall mix of experience, qualifications, skills and other attributes represented on our Board. The Company believes it is important that the Board exhibit diversity across a variety of parameters, including age, gender, and race and our Board is diverse in each of those ways as well as others; the Board has therefore not felt the need to adopt a formal diversity policy to capture its current practices.

Recommendation to the Board of Directors. Each year in advance of our Annual Meeting of Shareholders, the Governance Committee recommends a group of nominees to be presented to the shareholders for election to the Board. As appropriate, the committee also recommends candidates for appointment to the Board between annual meetings. Directors who are appointed by the Board between annual meetings stand for election at the next Annual Meeting of Shareholders.

For our 2021 Annual Meeting of Shareholders, the Board selected our 12 director nominees based on their demonstration of the core attributes described above, and the belief that each can make substantial contributions to our Board and Company. See pages 7 to 14 for more information about the backgrounds and qualifications of our nominees.

Determination of Director Independence

The New York Stock Exchange (NYSE) corporate governance listing standards require a majority of our directors and each member of our Audit and Risk Committee, Compensation Committee, and Governance Committee to be independent. Our Corporate Governance Guidelines also require a majority of our directors to be independent. For a director to be considered independent under the NYSE listing standards, the Board must affirmatively determine that the director does not have any direct or indirect material relationship with the Company, including any of the relationships specifically proscribed by the NYSE independence standards.

To assist the Company in determining the independence of Board members and candidates, the Board has adopted Director Independence Standards, which identify types of relationships that could exist between the Company and a director that would prevent the director from being independent. Our Director Independence Standards are contained in our Corporate Governance Guidelines, published on our website at investors.portlandgeneral.com/corporate-governance. Our Board considers a director or director nominee independent if he or she meets the criteria for independence in both the NYSE listing standards and our Director Independence Standards. The Board considers all relevant information available to it in making its independence determinations.

16

During its annual review of director independence in 2021, the Board considered whether there were any transactions or relationships between the Company and any director or any member of his or her immediate family (or any entity of which a director or an immediate family member is an executive officer, general partner or significant equity holder) and whether there were charitable contributions to not-for-profit organizations for which a director or an immediate family member of a director serves as a board member or executive officer.

As a result of this review, the Board affirmatively determined that the following directors nominated for election at the 2021 Annual Meeting of Shareholders are independent under the NYSE listing standards and our Director Independence Standards: Rodney Brown, Jack Davis, Kirby Dyess, Mark Ganz, Marie Oh Huber, Kathryn Jackson, Michael Lewis, Michael Millegan, Neil Nelson, Lee Pelton and James Torgerson. The Board had previously determined that John Ballantine and Charles Shivery, who are not standing for re-election, were independent under the NYSE listing standards and our Director Independence Standards. The Board determined that Maria Pope is not independent in light of her service as the Company’s President and CEO.

Board and Committee Self-Assessments

Each year the Board conducts a self-assessment of its performance and effectiveness as well as that of its committees. The Chair of the Governance Committee leads the Board’s assessment process, which requires each director to complete a written evaluation of the performance of both the Board as a whole and, to the extent applicable, the committees on which the director serves. These evaluations are anonymous, except to the extent a director elects otherwise. In addition, at least every two years, the Governance Committee Chair conducts confidential interviews with each of the Board members to solicit additional feedback on Board and committee performance. The results of our directors’ feedback are summarized and provided to all of the Board members and the Chair of the Governance Committee leads a discussion regarding the results with the Governance Committee as well as the full Board. As a result of these reviews, in 2020 the Board made adjustments to the topics handled by its committees and management.

Director Resignation Policy

The Company has adopted a director resignation policy, which is contained in our Corporate Governance Guidelines. Under the policy, any incumbent director who fails to receive a majority vote in an uncontested election is expected to tender a resignation within five days following the certification of election results. The Governance Committee will consider the offer of resignation and, within 45 days following the date of the election of directors, recommend to the Board whether to accept or reject the offer of resignation. The committee will base its decision on factors the committee deems relevant, including the stated reason or reasons why shareholders voted against the director’s reelection and whether the director’s resignation from the Board would be in the best interests of the Company and its shareholders. The Board will act on the committee’s recommendation within 90 days after the date of the shareholders’ meeting at which the election of directors occurred. A director who is required to tender a resignation may not participate in the deliberations or decision regarding the offer of resignation. Within four business days after the Board’s decision with respect to an offer of resignation, the Company will publicly disclose the Board’s decision and, if applicable, reasons for rejecting the offer of resignation, in a Form 8-K filed with the SEC.

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How We Are Organized

Leadership Structure

Our Board believes that the Company is best served by maintaining the flexibility to determine its leadership structure based on the evolving needs of the Company. Our Corporate Governance Guidelines call for the appointment of a Board Chair but permit the Board to appoint any director to serve in this role. The duties of our Board Chair include:

•	Presiding over and managing meetings of the Board,

•	Approving agendas and materials for Board meetings,

•	Serving as the primary liaison between management and the other non-management directors,

•	Advising senior management on strategy and significant matters as appropriate, and

•	Representing the Board at the Company’s Annual Meeting of Shareholders.

We currently separate the roles of CEO and Board Chair. Jack Davis, our current Board Chair, is independent as defined in the NYSE listing standards and our own Director Independence Standards, which are contained in our Corporate Governance Guidelines. We believe our current leadership structure promotes strong independent Board oversight and management accountability and allows our CEO to focus her time and efforts on establishing our strategic direction and managing the affairs of the Company.

Our Board periodically reviews our leadership structure to determine whether it continues to serve the interests of the Company. Our Corporate Governance Guidelines require the independent directors to appoint a Lead Independent Director if the Board Chair is not independent. The Lead Independent Director’s duties would include coordinating the activities of the independent directors, coordinating the agenda for and moderating sessions of the non-management directors, and facilitating communications among the other members of the Board.

Board Committees

Each year our Governance Committee reviews the composition and mandates of our standing committees to ensure that they continue to support the effective execution of the Board’s responsibilities. The Board approves committee and chair assignments at least annually.

The Board has established four active standing committees: the Audit and Risk Committee, the Nominating and Corporate Governance Committee, the Compensation and Human Resources Committee, and the Finance Committee. Each standing committee has a Board-approved charter, which is reviewed annually by the respective committee and by our Governance Committee. The Board may also establish temporary committees as needed to address specific issues that arise from time to time. As discussed below, in 2020 the Board established a special committee to review matters related to our 2020 energy trading losses. The Board has also established a committee that is available to act on behalf of the Board in the event of a significant cybersecurity incident.

Each Board committee may retain and compensate consultants or other advisors as necessary for it to carry out its duties. To the extent permitted by law and the NYSE listing standards, Board committees may form subcommittees and delegate authority to the subcommittees, or to a committee chair individually.

All of the current members of the Board’s committees have been determined by the Board to be independent for purposes of the NYSE corporate governance listing standards and our Director Independence Standards. Directors who serve on the Audit and Risk Committee and the Compensation and Human Resources Committee meet additional, heightened independence and qualification criteria applicable to directors serving on these committees under NYSE listing standards.

Below are brief descriptions of each standing Board committee. For more detailed descriptions, please refer to the committee charters available on our website at investors.portlandgeneral.com/corporate-governance.

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AUDIT AND RISK COMMITTEE

Chair

Neil Nelson

Other Members

Mark Ganz

Michael Lewis (as of 1/1/2021)

Michael Millegan

Lee Pelton

Charles Shivery (retiring 4/28/21)

Meetings in 2020: 5

Average attendance: 92%

Independence/Qualifications:

•  All members are independent within the meaning of the NYSE listing standards and the Company’s Director Independence Standards.

•  All members are “financially literate” within the meaning of the NYSE listing standards.

•  Messrs. Ganz, Lewis, Nelson and Shivery are “audit committee financial experts” within the meaning of applicable SEC rules.

Key Responsibilities

•  Assists the Board in its oversight of our financial statements, independent auditors’ qualifications, independence and performance, and internal controls over financial reporting

•  Appoints and oversees the work of our registered public accounting firm

•  Reviews the annual audited financial statements and quarterly financial information with management and the independent registered public accounting firm

•  Pre-approves all audit, audit-related, tax and other services, if any, provided by the registered public accounting firm

•  Appoints and oversees the work of the Company’s Director of Internal Audit Services, reviews the performance and approves the compensation of the Internal Audit Director, and approves the Company’s annual internal audit plan and budget

•  Approves the Audit and Risk Committee Report for inclusion in the Company’s proxy statement

•  Oversees the development and implementation of the Company’s ethics and compliance programs

•  Assists the Board with the oversight of the Company’s enterprise risk management program

COMPENSATION AND HUMAN RESOURCES COMMITTEE

Chair:

Kirby Dyess

Other Members:

John Ballantine (retiring 4/28/2021)

Rodney Brown

Mark Ganz

Marie Oh Huber

Kathryn Jackson

James Torgerson

Meetings in 2020: 7

Average attendance: 100%

Independence/Qualifications:

•  All members are independent within the meaning of the NYSE listing standards and the Company’s Director Independence Standards.

Key Responsibilities

•  Evaluates the performance of the CEO and makes a recommendation regarding her compensation to the independent directors

•  Approves the compensation of the executive officers other than the CEO

•  Reviews the Company’s non-management director compensation program and recommends to the Board appropriate levels of compensation for non-management directors

•  Advises on human capital management matters, including talent management and diversity, equity and inclusion

•  Reviews succession plans for executive officers other than the CEO, either as a committee or together with the full Board

•  Reviews the Compensation Discussion and Analysis contained in the Company’s proxy statement and approves the Compensation and Human Resources Committee Report for inclusion in the proxy statement

•  Together with the other independent directors, oversees the application of the Company’s Incentive Compensation Clawback and Cancellation Policy

•  Approves severance or termination payment arrangements for executive officers

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2021

No Compensation Committee Interlocks

The individuals who served on the Compensation Committee during 2020 were John Ballantine, Rodney Brown, Kirby Dyess, Mark Ganz, Marie Oh Huber, and Kathryn Jackson. All members of the committee during 2020 were independent directors and no member was an employee or former employee of the Company or any of its subsidiaries. During 2020, none of our executive officers served on the compensation committee (or its equivalent) or board of directors of another entity whose executive officer served on our Compensation Committee or Board or had any relationship with the Company requiring disclosure under SEC regulations.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

Chair:

Lee Pelton

Other Members:

Jack Davis

Kirby Dyess

Marie Oh Huber (as of 1/1/2021)

Neil Nelson

Meetings in 2020: 5

Average attendance: 100%

Independence/Qualifications:

•  All members are independent within the meaning of the NYSE listing standards and the Company’s Director Independence Standards.

Key Responsibilities

•  Reviews the size of the Board and recommends to the Board any appropriate changes

•  Identifies and recommends to the Board individuals qualified to serve as directors and on committees of the Board

•  Takes a leadership role in shaping our corporate governance, including the policies and practices described in our Corporate Governance Guidelines

•  Reviews environmental and social trends and recommends appropriate oversight of relevant environmental and social issues by the Board and its standing committees

•  Oversees the Company’s political spending in accordance with our Political Engagement Policy

•  Oversees the self-assessment of the Board and its standing committees

•  Reviews any Company transactions involving directors, nominees, executive officers and other “related persons” in accordance with the Company’s Related Person Transaction Policy

FINANCE COMMITTEE

Chair:

Charles Shivery (retiring 4/28/2021)

Michael Lewis (effective 4/28/2021)

Other Members:*

John Ballantine (retiring 4/28/2021)

Rodney Brown

Kathryn Jackson

Michael Millegan

James Torgerson (as of 1/1/2021)

Meetings in 2020: 5

Average attendance: 92%

Independence/Qualifications:

•  All members are independent within the meaning of the NYSE listing standards and the Company’s Director Independence Standards.

Key Responsibilities

•  Reviews and recommends to the Board annual financing plans and capital and operating budgets

•  Reviews and approves or recommends to the Board certain costs for projects, initiatives, transactions and other activities within the ordinary business of the Company

•  Reviews our capital and debt structure, approves or recommends to the Board the issuance of debt, and recommends to the Board the issuance of equity

•  Reviews and recommends to the Board dividends, dividend payout goals and objectives

•  Reviews earnings forecasts

•  Assists the Board in overseeing the management of risks associated with capital projects, finance activities, credit and liquidity

•  Reviews and recommends to the Board investment policies and guidelines

•  Oversees the management of benefit plan assets

* Ms. Huber also served as a member of the Finance Committee in 2020.

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Cyber Incident Response Committee of the Board

In 2020 the Board established a committee with authority to act on behalf of the Board in the event of a significant cybersecurity incident that, in the judgment of the CEO, should be referred to the Board for advice and decision-making. Although the Audit and Risk Committee continues to have oversight responsibility for matters related to cybersecurity and information technology, in the event of a cyber incident, the Cyber Incident Response Committee would be available to facilitate timely feedback and decision-making by the Board. The Cyber Incident Response Committee is made up of those directors who serve as Chair of the Board and the members of the Audit and Risk Committee. There were no meetings of the Cyber Incident Response Committee in 2020.

Special Committee of the Board

In addition to these standing committees, in August 2020 our Board established a special committee of the Board (the Special Committee) to review the circumstances surrounding the Company’s third quarter energy trading losses. The Committee members, each of whom is independent, were Jack Davis, our Board Chair who also served as chair of the Special Committee, and John Ballantine, Kathryn Jackson, Neil Nelson and Charles Shivery. The Special Committee held 11 meetings in 2020. Each meeting included an executive session at which no Company employees were present. The Special Committee engaged its own independent counsel to assist it in its review. As previously announced, the Special Committee concluded its work in December 2020.

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How We Govern

Role of the Board of Directors

Our Board of Directors is elected by our shareholders to oversee management in its operation of the Company. In exercising its fiduciary duties, the Board’s goal is to build long-term value for our shareholders and ensure the vitality of the Company for our customers, employees, and the other individuals, organizations and communities who depend on us.

Key responsibilities of our Board of Directors include:

•	Establishing a corporate governance framework,

•	Overseeing and advising management on Company strategy,

•	Overseeing the Company’s enterprise risk management program,

•	Overseeing the Company’s human capital management and corporate culture, and

•	Conducting Board and executive succession planning.

Corporate Governance Framework

We are committed to maintaining sound corporate governance policies and practices that promote the long-term interests of our stakeholders. Our Nominating and Corporate Governance Committee regularly reviews our key corporate governance policies to ensure that they reflect evolving best practices and comply with legal and regulatory requirements. The committee refers suggestions for how to improve our governance policies to the full Board for approval.

Highlights of our corporate governance program include:

Strong independent oversight of management

•	Independent Board Chair

•	Independent membership on all Board committees

•	All directors independent other than CEO

•	Executive sessions of non-management directors at all regularly scheduled Board meetings

Leadership accountability

•	Directors elected annually by majority vote of the shareholders

•	Shareholder right to act by written consent

•	No dual class ownership structure or “poison pill” anti-takeover defenses

•	No supermajority voting requirements

•	Robust Board and executive stock ownership guidelines (see pages 27 and 49 for details)

Focus on leadership refreshment and quality

•	Active Board refreshment program (2 new directors joined the Board in 2021, with 2 not standing for reelection)

•	Annual Board review of succession planning and talent development for senior leadership

•	Regular Board training focused on significant business risks and opportunities

•	Annual anonymous Board and committee self-evaluations

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Engaged Board oversight of strategy and risk management

•	Annual offsite Board strategy and enterprise risk session

•	Quarterly updates to Audit and Risk Committee on enterprise risk management program

•	Annual independent compensation program risk analysis

•	Nominating and Corporate Governance Committee oversight of corporate sustainability

FIND OUR CORPORATE GOVERNANCE GUIDELINES AND OTHER GOVERNANCE DOCUMENTS ONLINE

The Board has adopted Corporate Governance Guidelines, which, together with our articles of incorporation and bylaws, establish the governance framework for the management of the Company. Our Corporate Governance Guidelines address, among other matters, the role of our Board, Board membership criteria, director retirement policies, director independence criteria, director and officer stock ownership requirements, Board committees, and leadership development. Our Corporate Governance Guidelines, Board committee charters, and certain other corporate governance policies are available on our website at investors.portlandgeneral.com/corporate-governance. These documents are also available in print to shareholders, without charge, upon request to Portland General Electric Company at its offices at 121 SW Salmon Street, 1WTC1301, Portland, Oregon 97204, Attention: Corporate Secretary.

Board Oversight of Strategy

The Board takes an active role in assisting management with the development of the Company’s long-term business strategy. In recent years, our Board has conducted annual offsite Board sessions focused on our strategy. During these sessions, the Board and management discuss the competitive landscape in our industry, emerging technologies, significant business risks and opportunities, and strategic priorities of the Company. These sessions have generally included training provided by outside experts and business leaders on matters of strategic significance to the Company.

Throughout the year, our management team regularly reports to the Board on the execution of our long-term strategic plans, the status of important projects and initiatives, and the key opportunities and risks facing the Company.

Senior Management Succession Planning

Our Board oversees senior management succession planning and talent development with the assistance of the Governance Committee and the Compensation Committee in an effort to maximize the pool of internal candidates who can assume executive officer positions without undue disruption of the business. In recent years, the full Board has conducted reviews of succession plans for senior management, including a review of the qualifications and development plans of potential internal candidates. Directors also regularly have an opportunity to meet and engage with potential internal senior management successors at Board and committee meetings. In addition, the Compensation Committee regularly conducts more in-depth reviews of development plans for promising management talent.

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Board Oversight of Human Capital Management and Culture

Our Board understands that our people and our culture are critical to our continued success. We seek to attract and retain a talented, motivated, and diverse workforce and to maintain a culture that reflects our core values, our drive for performance, and our commitment to acting with the highest levels of honesty, integrity and compliance.

HUMAN CAPITAL MANAGEMENT

Primary responsibility for overseeing the Company’s human capital management programs lies with our Compensation Committee. In addition to providing input on leadership succession planning and talent development, the Compensation Committee regularly engages with management on a broad range of human capital management topics, including health and safety, diversity and inclusion, pay equity, strategic workforce planning, employee engagement, and performance management.

In 2020, an important area of focus for our Board has been our progress towards our diversity, equity and inclusion goals. Key enhancements to our programs in this area include (i) our commitment to publish an annual Equity Report in 2021, including a snapshot of our workforce relative to Oregon (All Industry) EEO-1 data and National Utility EEO-1 data; and (ii) our inclusion, beginning in 2021, of diversity, equity and inclusion metrics in our annual cash incentive plan. To read more about our diversity, equity and inclusion programs, as well as other highlights of our human capital management programs, see page 5 of this proxy statement.

ETHICS AND COMPLIANCE

To establish the foundation of our ethics and compliance culture, the Board has adopted a Code of Business Ethics and Conduct, which all directors, officers, and employees are expected to adhere to and affirm biannually. The code covers all areas of workplace conduct, including conflicts of interest, unfair or unethical use of corporate opportunities, protection of confidential information, and legal and regulatory compliance. In addition, our CEO, CFO, and Controller must abide by the Code of Ethics for Chief Executive and Senior Financial Officers. Employees are expected to report any violation of our ethics codes and may do so using a variety of methods, including an anonymous third-party hotline. The Audit and Risk Committee has also adopted procedures for receiving and addressing complaints regarding accounting, internal accounting controls, or auditing matters. The committee receives quarterly reports from management on key compliance metrics and employee conduct matters.

FIND OUR ETHICS CODES ONLINE

The Code of Business Ethics and Conduct and the Code of Ethics for Chief Executive and Senior Financial Officers are available on our website at investors.portlandgeneral.com/corporate-governance or in print to shareholders, without charge, upon request to Portland General Electric Company, 121 SW Salmon Street, 1WTC1301, Portland, Oregon 97204, Attention: Corporate Secretary or by email at Ethics&Governance@pgn.com. Any amendments to either of these codes, and any waiver of the Code of Ethics for Chief Executive and Senior Financial Officers, and of certain provisions of the Code of Business Ethics and Conduct for directors, executive officers or our Controller, will be disclosed to our shareholders to the extent required by law.

Board Oversight of Risk Management

Identifying and managing material risks facing the Company is a core responsibility of our Board, the committees of the Board, and our senior management, and we are committed to maintaining an effective risk and control environment.

The Board of Directors is responsible for assessing whether management has put in place effective systems to identify, evaluate, and manage the material risks facing the Company. The Board satisfies its oversight function through reporting from management on areas of material risk, including strategic, operational, cybersecurity, environmental, financial, legal, and regulatory risks. In addition, management reports quarterly to the Audit and Risk Committee on activities and findings of the Company’s risk management program.

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While the full Board of Directors has ultimate responsibility for oversight of risk management, particularly with regard to strategic risks, each of the standing committees of the Board has been assigned a role in assisting the Board with its oversight responsibilities. Key risk areas overseen by the Board’s committees are shown below:

Committee	Key Areas of Risk Oversight

Audit and Risk

•  Company’s governance, policies and procedures to identify, assess, manage, monitor and report on material risks

•  Material risk exposures and the Company’s programs, practices and activities designed to mitigate such risk exposures, including cybersecurity and information technology and energy and fuel trading risk

•  Quarterly reports from management on cybersecurity and information technology

•  Financial reporting and internal controls

•  Ethics and compliance and litigation (including environmental)

Compensation and Human Resources	• Compensation plans and programs • Succession planning for senior leaders (other than the CEO) • Human capital management, including talent acquisition and retention, diversity, equity and inclusion

Finance	• Financial risks, including operations, capital projects, cash flow, capital markets and insurance

Nominating and Corporate Governance	• Board organization, membership and structure • CEO succession planning • Corporate governance • Political spending

Management is responsible for day-to-day identification and management of risk. To ensure the consistency and comprehensiveness in its approach, the Company has established an Executive Risk Committee (ERC) to oversee the Company’s risk management programs. The current members of the ERC are the CEO; CFO; General Counsel; Vice President, Utility Operations; Vice President, Chief Information Officer; Vice President, Strategy, Regulatory and Power Supply; and the Senior Director, Treasury, Investor Relations and Risk Management. The ERC supports the mission of PGE’s enterprise risk management program, which is to enable risk-informed decision-making by providing a consistent framework for identifying, assessing and managing, monitoring, and reporting on enterprise risks.

In 2020, the Board oversaw management’s efforts to strengthen our risk management program, work that is continuing into 2021. Some of the key improvements we have implemented include:

•	Adoption of a new risk framework and risk appetite statement,

•	Consolidation of energy trading risk oversight at the management level in our Executive Risk Committee,

•	Enhanced risk reporting at the board level, and

•	Personnel additions to our enterprise risk management and Power Operations risk management teams.

Board Oversight of Political Engagement

In February 2021, the Board amended the charter of the Nominating and Corporate Governance Committee, assigning it oversight responsibility for the Company’s political spending practices, in accordance with our Political Engagement Policy, which governs the political activities and expenditures of the Company and its political action committees. Under the policy, the committee is responsible for discussing the strategic priorities for the Company’s political and policy lobbying, political contributions, and industry association affiliations and reviewing an annual report on political expenditures of the Company and its political action committees for the prior year. The policy also calls for the publication of the annual report on political expenditures on our external website. Our Political Engagement Policy is available at investors.portlandgeneral.com/corporate-governance.

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Board Meetings

Directors are expected to attend all Board meetings and meetings of committees on which they serve, as well as the Company’s Annual Meeting of Shareholders. While the Board understands that circumstances may arise from time to time that prevent a director from attending a meeting, directors are expected to make these meetings a priority. During 2020, each director attended at least 75% of the meetings of the Board and meetings of the committees on which the director served, and average board meeting attendance was 97%. All of the directors also attended the Company’s 2020 Annual Meeting of Shareholders. There were 15 meetings of the Board of Directors in 2020.

Under our Corporate Governance Guidelines, the non-management directors must meet in executive session without management at least quarterly. The Chair of the Board presides over executive sessions of the non-management directors. In the event that the non-management directors include directors who are not independent under the NYSE listing standards, our Corporate Governance Guidelines require the independent directors to meet separately in executive session at least once a year. There were 12 executive sessions of the non-management directors in 2020. Throughout 2020, all of our non-management directors were independent under the NYSE listing standards and our Director Independence Standards. Accordingly, the 12 executive sessions of our non-management directors in 2020 also constituted meetings of our independent directors.

Transactions With Related Persons

Our Board recognizes that transactions between the Company and certain individuals and entities, including the Company’s directors and officers, may raise questions as to whether those transactions are consistent with the best interests of the Company and its shareholders. Accordingly, the Board has adopted a written Related Person Transactions Policy, which addresses the Company’s policies regarding the review, approval, or ratification of certain transactions between the Company and certain “related persons,” including our directors, executive officers, director nominees, and owners of more than 5% of any class of our voting securities. Under the policy, transactions between the Company and a related person involving more than $120,000 in which the related person has a direct or indirect material interest are not permitted unless the Governance Committee determines that the transaction is not inconsistent with the best interests of the Company and its shareholders. Before entering into such a transaction with the Company, the related person or the business unit leader responsible for the potential transaction is required to provide notice to the General Counsel of the facts and circumstances of the proposed transaction. Certain types of transactions—including executive and director compensation that is required to be disclosed under SEC disclosure rules and the provision of tariff-based utility service—are exempt from the policy.

Our Related Person Transactions Policy supplements and does not supersede other policies that apply to transactions with related persons, such as our Code of Business Ethics and Conduct. Under our Code of Business Ethics and Conduct, our directors, officers, and employees must report any violation of the code or any situation or matters that may be considered to be unethical or a conflict of interest. Any potential conflict of interest under the code involving a director, an executive officer, or our Controller is reviewed by the Audit and Risk Committee. Only the Audit and Risk Committee may waive such a conflict, which will be promptly disclosed to our shareholders as required by law.

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How We Are Paid

Stock Ownership Guidelines for Directors

Our Corporate Governance Guidelines require each non-employee director to own shares of PGE common stock with a value equal to at least five times the value of the annual base cash retainer for non-employee directors. Non-employee directors must meet this requirement within five years following the first meeting at which they are elected. All of our directors either meet the stock ownership requirement or are on track to do so by the applicable target date. Our stock ownership policy for executive officers is described on page 49 of this proxy statement. None of our current directors has sold shares of PGE common stock while serving as a director.

2020 Compensation Program Overview

The compensation of our non-management directors is determined by the Board of Directors upon a recommendation from the Compensation and Human Resources Committee, which reviews our director compensation program annually, considering factors such as workload and market data. The Company does not pay Ms. Pope for her Board service in addition to her regular employee compensation.

The Company offers non-management directors both cash and equity compensation. Cash compensation is provided in the form of annual cash retainers for Board and committee service. Equity is provided in the form of an annual grant of restricted stock units with time-based vesting conditions (RSUs). The Company’s 2020 compensation arrangements are described below.

Annual Cash and Equity Compensation	Amount ($)

Annual Cash Retainer for Board Service	50,000

Annual Cash Retainer for Board Chair	100,000

Annual Cash Retainer for Audit and Risk Committee Chair	15,000

Annual Cash Retainer for Other Active Standing Committee Chairs	12,500

Annual Cash Retainer for Committee Service (per committee)	18,000

Grant-Date Value of Annual RSU Award	110,000

Members of the Cyber Incident Response Committee and the Special Committee of the Board established in August 2020 to review matters related to the Company’s energy trading losses did not receive additional compensation for their service on those committees.

CASH COMPENSATION

Directors’ cash retainers for Board and committee service are paid quarterly in arrears. We also reimburse certain expenses related to their Board service, including expenses related to attendance at Board and committee meetings.

RSU AWARDS

Under our 2020 equity compensation arrangements, each non-management director received an annual grant of a number of RSUs determined by dividing $110,000 by the closing price of the Company’s common stock on the grant date, rounding to the nearest whole share. These grants were made on April 22, 2020 the date of our 2020 Annual Meeting of Shareholders. Each RSU represents the right to receive one share of the Company’s common stock at a future date. Provided that the director continues to serve on the Board, all of the RSUs will vest on April 22, 2021. If a director terminates his or her Board service before the normal vesting date for any reason other than for cause, a pro rata portion of the director’s RSUs will vest. In addition, if the director experiences a termination effective upon consummation of a change in control of the Company, or experiences a termination following a change in control for any reason other than for cause or resignation, then any RSUs that have not previously vested will immediately vest in full.

Each non-management director is also granted one dividend equivalent right with respect to each RSU he or she is awarded. Each dividend equivalent right represents the right to receive an amount equal to the dividends that are paid on one share of common stock and that have a record date between the grant date and vesting date of the related RSU. The amount payable with respect to a dividend under a dividend equivalent right is paid in a number of shares of common stock determined by using the NYSE closing price

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of the Company’s common stock as of the payment date for such dividend (or in a case where the final vesting date of the related RSU falls between a dividend record date and the related payment date, the NYSE closing price of the Company’s common stock the last preceding trading day before the RSU vesting date). Dividend equivalent rights vest and become payable on the same terms as the related RSUs.

Awards of RSUs and dividend equivalent rights are made pursuant to the terms of the Portland General Electric Company Stock Incentive Plan and are subject to the terms and conditions of the plan and agreements between the Company and each director.

DEFERRED COMPENSATION PLAN FOR OUTSIDE DIRECTORS

Directors first appointed or elected to the Board before April 23, 2019 are eligible to participate in the Company’s 2006 Outside Directors’ Deferred Compensation Plan. The plan allows participants to defer the payment of Board retainers as well as any other form of cash compensation they may receive from the Company. Deferral elections must be made no later than December 15 of the taxable year preceding the year in which the compensation is earned. Deferrals accumulate in an account that earns interest at a rate that is one-half a percentage point higher than the Moody’s Average Corporate Bond rate. Directors may elect to receive payments under the plan in a lump sum or in monthly installments for a period of up to 180 months.

2020 Director Compensation Table

The table below shows the compensation earned by each individual who served as a director during the year ended December 31, 2020 (excluding Ms. Pope, whose compensation is described in the Summary Compensation Table and related tables and disclosure beginning on page 51).

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)(3)	Total ($)

John Ballantine	86,000	109,991	2,876	198,867

Rodney Brown	86,000	109,991	2,876	198,867

Jack Davis	168,000	109,991	2,876	280,867

Kirby Dyess	98,500	109,991	2,876	211,367

Mark Ganz	86,000	109,991	2,876	198,867

Marie Oh Huber	86,000	109,991	2,732	198,723

Kathryn Jackson	86,000	109,991	2,876	198,867

Michael Millegan	86,000	109,991	2,876	198,867

Neil Nelson	101,000	109,991	2,876	213,867

Lee Pelton	98,500	109,991	2,876	211,367

Charles Shivery	98,500	109,991	2,876	211,367

(1)	Amounts in this column include all fees earned for Board and committee service, regardless of whether such amounts were deferred under the Company’s 2006 Outside Directors’ Deferred Compensation Plan.
(2)

Amounts in this column represent the aggregate grant date fair value of RSU awards made in 2020, computed in accordance with FASB ASC Topic 718, Compensation - Stock Compensation, without taking into account estimated forfeitures, based on the NYSE closing price of our common stock on the grant date (April 22, 2020). As of December 31, 2020, each non-employee director held 2,218 outstanding RSUs.

(3)

This column represents amounts earned with respect to dividend equivalent rights under RSU awards that vested in 2020. The value of the dividend equivalent rights was not reflected in the Stock Awards column for the year in which the related RSUs were awarded.

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How You Can Communicate With Us

The Board of Directors knows that the caliber of its deliberations depends on the caliber of the information it obtains. It therefore values input from a wide variety of sources and constituents and has established a variety of means to enable this input. These include:

•	Direct engagements with shareholders,

•	Information that comes from Company reporting or “hotlines” that are posted on our external website at portlandgeneral.com/help/connect,

•	Information that comes from reports submitted to our EthicsPoint website,

•	Information that comes via the internal and external audit processes to the Audit and Risk Committee, and

•	Emails sent to our dedicated Board email address (board@pgn.com).

The Board and the Audit and Risk Committee also have approved a more official process for handling communications to the Board and its committees. Shareholders and other interested parties may submit written communications to the Board (including the Chair), a Board committee, or the non-management directors as a group. Communications may include the reporting of concerns related to governance, corporate conduct, business ethics, financial practices, legal issues and accounting or audit matters. Communications should be in writing and addressed to the Board, or any individual director or group or committee of directors by either name or title, and should be sent in care of:

Portland General Electric Company

Attention: Corporate Secretary

121 SW Salmon Street, 1WTC1301

Portland, Oregon 97204

board@pgn.com

All appropriate communications received from shareholders and other interested parties will be forwarded to the Board, or the specified director, board committee or group of directors, as appropriate.

A full description of our process for handling communications with the Board is published on our website at investors.portlandgeneral.com/corporate-governance and is available in print to shareholders, without charge, upon request to Portland General Electric Company at its principal executive offices at 121 SW Salmon Street, 1WTC1301, Portland, Oregon 97204, Attention: Corporate Secretary.

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Compensation and Human Resources

Committee Report

The Compensation and Human Resources Committee has reviewed and discussed with management the following Compensation Discussion and Analysis and has recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

MEMBERS OF THE COMPENSATION AND HUMAN RESOURCES COMMITTEE

Kirby Dyess (Chair)

John Ballantine

Rodney Brown

Mark Ganz

Marie Oh Huber

Kathryn Jackson

James Torgerson

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Compensation Discussion and Analysis

This Compensation Discussion and Analysis describes our executive compensation philosophy, our 2020 executive compensation program and our compensation decisions for the following current and former executive officers named in our Summary Compensation Table.

2020 Named Executive Officers

Maria Pope	President and Chief Executive Officer

James Lobdell*	Former Senior Vice President, Finance, Chief Financial Officer and Treasurer

Lisa Kaner	Vice President, General Counsel and Corporate Compliance Officer

John Kochavatr	Vice President, Information Technology and Chief Information Officer

Larry Bekkedahl	Vice President, Grid Architecture Integration & System Operations

* Mr. Lobdell retired from the Company effective December 31, 2020. James Ajello, whose biographical information appears on page 2 of this proxy statement, assumed the role of Senior Vice President, Finance, Chief Financial Officer and Treasurer effective January 1, 2021.

Compensation Discussion and Analysis Table of Contents

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Executive Summary

2020 Compensation Highlights

•  No annual cash incentive award for CEO, former CFO and one other senior executive

•  35% payout on 2018 PSU awards vesting in 2020, reflecting poor 2020 financial performance

•  Payout on operating and strategic metrics for some executives and non-officer employees

COMPENSATION GUIDING PRINCIPLES

The goals of our executive compensation program are to attract and retain highly qualified executives and provide them with incentives to advance the interests of our stakeholders: shareholders, customers, employees and the communities we serve. In deciding 2020 named executive officer compensation, the Compensation Committee followed the guiding principles that have historically governed its pay decisions:

Reasonable, Competitive Pay

•	To attract and retain talented leaders, executive pay must be competitive.

•	The competitiveness of our executive pay should be measured relative to the pay practices of companies that reflect the market for executive talent in which we compete.

•	Other considerations, including Company performance, individual performance and pay equity, should also play a role in executive compensation decisions.

Performance-Based Pay, Aligned With our Stakeholders’ Interests

•	A significant portion of our executives’ pay should be “at risk” and based on Company performance relative to financial, operational and strategic goals that advance the interests of our stakeholders.

•	To ensure alignment with our shareholders, incentive compensation should emphasize equity-based awards.

Balanced, Risk-Calibrated Pay

•	Incentive awards should align executive pay with performance over both the short term and the long term.

•	Compensation programs should be designed to ensure that they do not incentivize imprudent risk-taking.

2020 COMPENSATION PROGRAM DESIGN

In line with our compensation guiding principles outlined above, the Compensation Committee structured a significant proportion of our named executives’ 2020 compensation in the form of short-term and long-term awards based on financial and operational performance, as well as the achievement of our strategic imperatives. The table below shows the target direct compensation of our named executive officers for 2020.

Name	Base Salary ($)	Target ACI ($)	Target Long-Term Equity ($)	Off-Cycle Equity Award ($)	Total ($)

Maria Pope	900,000	945,000	2,250,000	—	4,095,000

James Lobdell	517,500	310,500	621,000	—	1,449,000

Lisa Kaner	419,900	251,940	419,900	—	1,091,740

John Kochavatr	357,000	178,500	249,900	100,000	885,400

Larry Bekkedahl*	387,250	232,350	253,575	—	873,175

* Mr. Bekkedahl’s base salary and target annual cash incentive award reflect a salary increase effective October 19, 2020 due to his assumption of additional responsibilities.

75% of the named executive officers’ long-term equity opportunity was awarded in the form of restricted stock units with performance-based vesting conditions (PSUs) and 25% took the form of restricted stock units with time-based vesting conditions (RSUs) that vest three years from the grant date.

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COMPENSATION DISCUSSION AND ANALYSIS

The following tables summarize the metrics we adopted in our annual cash incentive (ACI) and long-term equity incentive (LTI) award programs.

2020 ACI PROGRAM

Metric	Metric Weight*

Financial Performance (EPS)[1]	40%

Operating Performance	30%

Customer Satisfaction

Electric Service Power Quality

Generation Plant Availability

Strategic Imperatives	30%

Retain and Grow Customers

Integrated Grid Initiative

Legislative and Regulatory Outcomes

Financial Health

2020 LTI PROGRAM

Metric	Metric Weight	% of Target Shares

ROE as % of Allowed ROE	33%	0 to 167%

EPS Growth	33%	0 to 167%

Clean Energy	33%	0 to 167%

Subtotal		0 to 167%

Relative TSR	Multiply Subtotal by	80% to 120%

* 70% of target EPS was required for payouts under the program, subject to exercise of Compensation Committee’s discretion to adjust award results.

2020 EXECUTIVE COMPENSATION DECISIONS

Annual cash incentive award payouts reward non-officer employees and some executives for operational performance and strategic advancements.

Due to our poor financial performance in 2020, results for our financial performance metrics were below the threshold required for payouts under the program (70% of the EPS target of $2.57 per share). However, our incentive plan design allows our Compensation Committee to adjust incentive award performance results to exclude the impact of unusual, nonrecurring events. The Compensation Committee believes that the exercise of discretion is an important tool to ensure that compensation outcomes advance the goals of our program in circumstances where extraordinary events beyond management’s control impact Company performance. For 2020, our Compensation Committee decided to exclude the impact of unrecovered expenses related to the COVID-19 pandemic on our financial results (an impact of $0.16) in determining payouts under our 2020 ACI Program and our 2018-2020 PSU awards. As adjusted, financial performance results under our 2020 ACI Program were above the minimum level required to permit payouts under the program, but below the minimum level required to pay out on financial metrics. As a result, the 2020 ACI Program paid out on operational and strategic metrics only, resulting in awards equal to 89% of target awards for most 2020 ACI Program participants. For more information on 2020 ACI Program results, see the discussion on pages 39 to 40.

In making this adjustment, our Compensation Committee took into account the extraordinary nature of the COVID-19 pandemic; the impressive performance of our employees in responding to the challenges of 2020, including outstanding support provided to customers, a smooth transition to remote work without a negative impact on productivity, and the achievement of significant operational savings; solid operating metric results; and meaningful progress made relative to our strategic goals. The committee also considered the potential negative impacts on employee morale and retention from eliminating awards company-wide as a result of the circumstances that led to the energy trading losses. Finally, the Committee considered that the design of our ACI Program—specifically, the inclusion of a minimum financial threshold for any payout—is not a standard practice among our peer group or industry. Notably, no ACI Program participants received a payout on financial performance metrics.

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Compensation outcomes for our senior executives reflect our Board’s commitment to senior executive accountability for poor financial performance.

While we believe it is important to reward strong operational performance and strategic progress, holding senior executives responsible for poor financial performance is essential to rebuilding the trust of our stakeholders and creating a high-performance organization.

•

No annual cash incentive award payouts for our CEO, former CFO and one other executive. Our Compensation Committee decided not to exercise the upward discretion discussed above regarding awards under our 2020 ACI Program with respect to three members of our senior management team, including our CEO and former CFO, given their leadership roles and the importance of our pay-for-performance philosophy and alignment with our stakeholders. Regardless of their strong individual contributions, we believe that senior executives at the top of the leadership team should experience the consequences of unacceptable Company financial performance.

•

LTI award payouts significantly impacted by 2020 financial performance. The Company’s energy trading losses affect performance results under LTI awards for all three years, based on the following award metrics:

2018 LTI Awards	Relative TSR and ROE as a percentage of allowed ROE (each weighted 50%)
2019 and 2020 LTI Awards	ROE as a percentage of allowed ROE, EPS growth (each weighted 33%); relative TSR (overall payout modifier)

After adjustment for unrecovered expenses related to the COVID-19 pandemic, payouts on 2018 PSU awards were 35% of target awards, as described in greater detail on page 44.

Our executive compensation programs operated effectively as designed.

We believe our 2020 executive compensation outcomes demonstrate the successful operation of our incentive award programs. These programs provided the Board and the Compensation Committee the tools needed to achieve the objectives of our executive compensation program—paying for operational performance and strategic progress where appropriate, while ensuring a “no excuses” accountability for poor financial performance at the highest levels of the Company. In addition, the Compensation Committee considered and determined that our Incentive Compensation Clawback and Cancellation Policy, described on pages 49 to 50 below, was not applicable to the circumstances that gave rise to our energy trading losses in 2020.

HIGHLIGHTS OF OUR COMPENSATION PRACTICES

What we do

Significant pay at risk. In 2020, awards with no guaranteed payouts constituted 55% to 78% of our named executive officers’ target direct compensation (base salary plus annual cash incentive award and equity awards).

Balanced mix of incentive awards, aligned with our strategy. Payouts under our incentive awards are based on a balanced mix of short-term and long-term Company performance relative to operational, financial and strategic goals.

Reasonable stock award program. Our three-year average burn rate (the total number of equity award shares granted over a three-year period divided by the weighted average of the shares outstanding) was 0.23% for 2018 through 2020.

Meaningful stock ownership guidelines. Our stock ownership guidelines are three times base salary for our CEO, and one times base salary for our other executive officers.

Clawback of incentive pay. The Company is authorized to cancel, reduce or seek reimbursement of an executive officer’s incentive compensation if there is a material restatement of our financial results or if the officer engages in egregious misconduct that results in actual or potential significant reputational or financial harm to the Company.

Double-trigger change in control protections. Following a change in control, our executives are entitled to accelerated vesting of long-term incentive awards and enhanced cash severance payments only if their employment is terminated within two years following the change in control.

Reasonable use of compensation market data. We evaluate our executive pay by reference to the median of a group of comparable companies that reflect the market for executive talent in which we compete.

Reasonable severance arrangements. The maximum amount payable under our severance plan is one year’s base salary absent a change in control, and one year’s base salary plus the target value of the executive’s annual cash incentive award in the case of a termination following a change in control.

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COMPENSATION DISCUSSION AND ANALYSIS

What we don’t do

No hedging or pledging of Company stock. Our Insider Trading Policy prohibits directors, officers and employees from entering into hedging or pledging transactions or short sales of Company stock.

No SERP benefits for current executives. None of the Company’s current executives participates in a supplemental executive retirement program.

No excise tax gross-ups upon change in control. We do not provide tax gross-ups related to a change in control.

No fixed term employment agreements with executives. We employ all of our executives at will.

No dividends or dividend equivalents earned on unvested shares. Our long-term incentive awards provide dividend equivalent rights only on shares that vest.

No excessive perquisites. We do not provide our executives with significant perquisites.

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2020 Executive Compensation

COMPENSATION ELEMENTS

The following table describes the principal elements of our 2020 compensation program.

Compensation Element	Form	Performance Metrics	Purpose

Base Salaries	Cash	n/a	Provide a market-competitive level of fixed income that reflects each officer’s experience, skills and performance

Annual Cash Incentive Awards	Cash

40% EPS

30% Operations:

–  Customer Satisfaction

–  Generation Plant Availability

–  Electric Service Power Quality

30% Strategic Imperatives

–  Customer Retention and Growth

–  Integrated Grid Initiative

–  Public Support and Policy

–  Financial Health

Incentivize the achievement of relatively short-term financial, operating and strategic goals

Long-Term Equity-Based Incentive Awards	75% PSUs	ROE/Allowed ROE EPS Growth Clean Energy TSR (used as a multiplier)	Align executives’ interests with the long-term interests of the Company and its stakeholders
	25% RSUs	n/a	Align executives’ interests with shareholders’ interest in stock price appreciation

Benefits	Retirement, severance and health and welfare benefits	n/a	Provide a competitive benefits package that promotes retention and contributes to financial security and personal well-being

BASE SALARIES

•

The independent members of our Board approved our CEO’s 2020 base salary after receiving a recommendation from the Compensation Committee. The Compensation Committee considered the recommendations of our CEO and market data before setting the 2020 salaries of our other executive officers.

•	Base salary recommendations are based on a variety of considerations, including market competitiveness, individual performance and qualifications, internal pay equity and retention risk.

•	The table below shows the base salaries of our named executive officers for 2019 and 2020.

	2019 Salary* ($)	2020 Salary* ($)	Annual Increase

Maria Pope	850,000	900,000	6%

James Lobdell	500,000	517,500	4%

Lisa Kaner	380,000	419,900	11%

John Kochavatr	340,000	357,000	5%

Larry Bekkedahl	350,000	387,250	11%

* 2019 salaries were effective March 11, 2019. 2020 salaries were effective March 9, 2020, except in the case of Mr. Bekkedahl, whose base salary was increased effective October 19, 2020 following his assumption of additional responsibilities.

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COMPENSATION DISCUSSION AND ANALYSIS

ANNUAL CASH INCENTIVE AWARDS

OVERVIEW

•

PGE executives are eligible to earn annual cash incentive awards under our Annual Cash Incentive Plan (ACI Plan), based on the achievement of goals that are established each year by the Compensation Committee.

•

For 2020, we retained key quantitative financial and operating performance metrics from our 2019 ACI Award Program: EPS, Customer Satisfaction, Generation Plant Availability and Electric Service Power Quality. We also included four strategic imperative goals: Customer Retention and Growth; Integrated Grid Initiatives; Public Support and Policy; and Financial Health. This fourth strategic goal was introduced in April 2020 in the wake of the COVID-19 pandemic, reflecting the need to ensure adequate access to capital to execute on our business plans.

•	The formula for calculating awards under our 2020 ACI Program is shown below:

AWARD EARNED	=	TARGET AWARD	X	FINANCIAL PERFORMANCE % X 40%	+	OPERATING PERFORMANCE % X 30%	+	STRATEGIC IMPERATIVE PERFORMANCE % x 30%

•

Under the formula above, award payouts are determined by multiplying each officer’s target award by a “performance percentage” based on the achievement of financial, operating and strategic imperative goals during the year.

•	No payouts are earned under the program if the financial performance is less than 70% of target, absent the exercise of the Compensation Committee’s discretion as permitted under the ACI Plan.

•	In determining performance results, the Compensation Committee has discretion to exclude the impact of unusual, non-recurring events that occur during the year.

•

Each of the performance percentages can range from 0% to 200%, with financial performance weighted 40%, operating performance weighted 30% and strategic imperatives weighted 30%. This results in a maximum ACI award opportunity equal to 200% of the target award.

•

Vesting of an award generally requires continued employment until the date that payment is made under the award, but if an officer’s employment is terminated before that date due to retirement, death, or disability, the officer is entitled to a portion of the award, pro-rated based on the number of days served during the award year.

2020 ACI PROGRAM TARGET AWARDS

Target awards for the named executive officers were established by multiplying their base salary paid in 2020 by an award multiple established by the Compensation Committee. The target awards of each of our named executive officers were close to the market median for their positions. (See page 46 for a discussion of how we evaluated the market-competitiveness of our executives’ compensation.)

Name	Target Award ($)*	Target Award as % of 2020 Base Salary* Paid

Maria Pope	969,231	105%

James Lobdell	324,796	60%

Lisa Kaner	252,229	60%

John Kochavatr	183,404	50%

Larry Bekkedahl	226,898	60%

* Includes the value of paid time off taken during the year.

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2020 ACI PROGRAM METRICS

The table below summarizes the performance metrics used for our named executive officers’ 2020 ACI awards.

Metric	Measurement	Why We Use this Metric

EPS	Measured by the Company’s net income for the year divided by average shares outstanding during the year.	EPS is a driver of shareholder value creation in the regulated utility industry.
Customer Satisfaction

Average of the Company’s residential, general business and key customer satisfaction scores on three independent utility industry surveys, where satisfaction is defined as a rating of 9 or higher on a 10-point scale

These ratings are weighted according to the Company’s annual revenues from each customer group. Customer satisfaction goals are updated annually based on estimated ratings needed to achieve 50th, 65th and 90th percentile rankings of the surveyed companies.

Customer satisfaction is a measure of our ability to run our business in a way that meets the needs of our customers.
Generation Plant Availability

Amount of time that a generating plant is able to produce electricity during the year (determined by subtracting from total hours in the period all maintenance outage hours, planned outage hours and forced outage hours), divided by the number of hours in the year. To set the maximum, target and threshold performance levels for this goal, we established individual plant goals, which were then weighted to produce overall performance targets.

Our ability to achieve our financial objectives and serve our customers depends in part on our generation plants’ delivery of reliable and affordable power.
Electric Service Power Quality	Measured SAIDI (a standard industry measure for outage duration), which is equal to the total number of minutes an average customer experiences service interruption during the year	Delivering reliable electric service is our Company’s core business. Outage frequency and outage duration are fundamental measures of service reliability that our customers care about.

Customer Retention and Growth	Measured by progress in the following areas: • Customer digital solutions • Transportation electrification • New clean products • Retain and grow customer load	Our Company operates in an increasingly competitive business environment and we need to continue to earn the right to serve our customers.
Integrated Grid Initiatives

Measured by progress in the following areas:

•  Field area network

•  Advanced distribution management systems

•  Construction of Integrated Operating Center

•  Distribution automation

•  Energy storage deployment

•  PGE Smart Grid Test Bed pilot project

•  Demand response, flexible load

Building an integrated grid promotes reliability and enables the visible and interoperable connection of customer technologies, a key component of our decarbonization and electrification strategies.
Public Support and Policy

Measured by policy and regulatory outcomes in the following areas:

•  Retain and grow customers

•  Secure reliability and resource adequacy fairness

•  Secure decarbonization authority and work to modernize the utility model

Achieving our strategic plans requires a policy framework that supports system reliability and fair allocation of costs to all customers
Financial Health

Measured by the Company’s ability to maintain the following financial liquidity and capacity metrics:

•  FFO/Total Debt>13%

•  Total Debt/EBITDA<4.5x

•  FFO/Interest Expense>3.0x

•  Available Credit Line Capacities plus cash > $650 million

Ensuring adequate financial liquidity and access to capital markets in the wake of the COVID-19 pandemic is necessary to continue executing on our business plans.

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COMPENSATION DISCUSSION AND ANALYSIS

The table above reflects adjustments to the 2020 ACI Program strategic goals that were adopted in April 2020 in the wake of the COVID-19 pandemic. To ensure that the Company prioritized its activities appropriately in the radically changed circumstances in which the Company found itself, the Compensation Committee approved the addition of new financial health metrics, as well as adjustments to the Customer Retention and Growth and Integrated Grid Initiative metrics to reflect the need for reductions in operating and capital budgets and changes in the priorities of commercial and public policy partners.

2020 ACI PROGRAM GOAL WEIGHTINGS

The weightings assigned to the 2020 ACI Program goals for each of the named executive officers are shown below.

ADJUSTED 2020 ACI PROGRAM PERFORMANCE RESULTS

In February 2021, our Compensation Committee met to review the following performance results for the awards:

Financial Performance. Our 2020 EPS was $1.72. After adjusting for the impact of unrecovered expenses related to the COVID-19 pandemic, EPS was $1.88, or 73% of target. Adjusted EPS was below the level required for a payout on this metric.

Operating Performance. Operating performance resulted in a performance percentage of 131% for the named executive officers. Generation Plant Availability was near maximum levels. Performance with respect to SAIDI was just under target. Customer satisfaction came in just above target.

Progress on Strategic Imperatives. Results for our strategic imperative goals were close to or above target, resulting in an overall performance percentage of 166%. Below are highlights of our progress toward our 2020 strategic goals:

Customer Retention and Growth

•

We launched a new website with a new payment platform that enables seamless customer payments and will deliver meaningful cost savings. One of our goals in introducing the new website was to ensure better resiliency in the event of a large-scale outage or crisis. We had an opportunity to test the new platform in September, when we successfully handled 300 times the normal traffic during the historic Oregon wildfires.

•

We introduced PGE Marketplace, an e-commerce platform for customers. In 30 days, PGE Marketplace enabled the sale of approximately 1,200 smart thermostats resulting in roughly 700 new enrollments in PGE’s demand response program.

•	We gained OPUC approval of new transportation electrification customer programs, helping pave the way for the expansion of electric vehicles in our service territory.

•	Our overall customer base grew by 1.4% compared with 2019 and our total load increased 0.4% year-over-year.

Integrated Grid Initiative

•	We stayed on track for the 2021 completion of our new Integrated Operations Center (IOC), which will centralize some of our critical operations in a single secure, reliable and resilient facility.

•

We remained on schedule and within budget for implementation of a new automated distribution management system, which will comprise operational technology systems capable of remotely monitoring and controlling all elements within our distribution system.

•

We continued the rollout of our wireless field area network and distribution automation devices, which will enable the connection of sensors and control devices throughout our distribution system to the IOC. The integrated system will allow us to identify and isolate faults and restore service remotely over the field area network.

Public Support and Policy

•

We advocated for OPUC approval of the expansion of our Green Future Impact Program, with final approval expected in the first half of 2021. The Green Future Impact Program enables businesses, cities and counties to source up to 100% of their electricity from a new regional wind or solar facility that their participation in the program makes possible.

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Financial Health

•	We achieved all of the 2020 financial health metrics established under the program.

The table below shows the performance metrics and results for the 2020 ACI Program.

	Performance Levels

Metrics	Threshold 50% Payout	Target 100% Payout	Maximum 200% Payout	Actual	Calculated Performance %

Financial Goal					0.00%

EPS	$2.18	$2.57	$2.96	$1.88(1)

Operating Goals					131.32%

Generation Plant Availability	86.94%	90.19%	92.62%	92.42%

Customer Satisfaction	55.00%	62.00%	68.00%	62.20%

Electric Service Power Quality

SAIDI	129.00	99.00	79.00	99.69

Strategic Imperatives(2)				2.66	166.25%

Customer Retention & Growth	“1” rating	“2” rating	“3” rating	3.33

Integrated Grid Initiative	“1” rating	“2” rating	“3” rating	2.49

Public Support and Policy	“1” rating	“2” rating	“3” rating	1.83

Financial Health	“1” rating	“2” rating	“3” rating	3.00

(1)	After adjusting for impact of unrecovered COVID-19-related expenses. The unadjusted result was $1.72 per diluted share.
(2)

Based on a qualitative assessment of progress on the specific projects identified for each Strategic Imperative. Performance results for each project were rated by the Compensation Committee on a 0 to 3 scale. These results were averaged, with each project weighted equally, to yield an overall score between 0 and 3 for each Strategic Imperative. Scores for the Strategic Imperatives were then averaged to yield an overall performance percentage for the Strategic Imperatives. A minimum rating of “1” was required to earn a 15% payout and a score of “3” would have yielded a payout of 200%.

In light of these performance results, the Compensation Committee approved payouts for most ACI Program participants that were 89% of their target awards. However, as discussed on page 34, the committee did not exercise upward discretion to approve payouts for three of our 2020 executive officers, including Ms. Pope and Mr. Lobdell.

The table below shows the ACI award payouts for our 2020 named executive officers.

NAMED EXECUTIVE OFFICER ANNUAL INCENTIVE AWARD PAYOUTS

Name	Financial Performance %*	Operating Performance %	Strategic Imperative Performance %	Award Payout ($)	Award Payout (% of Target)

Maria Pope	0.00%	131.32%	166.25%	—	0.00%

James Lobdell	0.00%	131.32%	166.25%	—	0.00%

Lisa Kaner	0.00%	131.32%	166.25%	225,165	89.27%

John Kochavatr	0.00%	131.32%	166.25%	163,725	89.27%

Larry Bekkedahl	0.00%	131.32%	166.25%	202,552	89.27%

*Financial performance results were adjusted to exclude the impact of unrecovered COVID-19 related expenses but were still below the level required for a payout on the financial metric.

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COMPENSATION DISCUSSION AND ANALYSIS

LONG-TERM INCENTIVE AWARDS

OVERVIEW

•	We grant equity-based long-term incentive (LTI) awards to our executives and other key employees pursuant to our Stock Incentive Plan.

•

In 2020 we allocated 75% of our officers’ total LTI award opportunities to restricted stock units with performance-based vesting conditions (PSUs) and 25% to restricted stock units with time-based vesting conditions (RSUs).

Our 2020 LTI Award program is consistent with our compensation guiding principles	Compensation Guiding Principle	PSUs	RSUs
	Retention	✓	✓
	Incentives to achieve specific Company objectives	✓
	Alignment with shareholders	✓	✓
	Market-competitive pay	✓	✓

CALCULATION OF TOTAL LTI AWARD OPPORTUNITY

The aggregate number of PSUs and RSUs we granted to our executive officers was the product of their 2020 base salary and an award multiple, divided by the closing price of the Company’s common stock on the grant date:

# of PSUs and RSUs Granted	=	2020 Base Salary x Award Multiple Grant Date Closing Common Stock Price

The table below shows the award multiples we used to calculate the awards for the named executive officers and the estimated value of the awards.

Name	Award Multiple	Target RSU Value* ($)	Target PSU Value* ($)	Total Target LTI Value* ($)

Maria Pope	2.50	562,500	1,687,500	2,250,000

James Lobdell	1.20	155,250	465,750	621,000

Lisa Kaner	1.00	104,975	314,925	419,900

John Kochavatr	0.70	62,475	187,425	249,900

Larry Bekkedahl	0.70	63,394	190,181	253,575

*Assumes that the Company will perform at target levels over the PSU performance period. Values are based on the closing price of the Company’s common stock on the grant date. See “Grants of Plan-Based Awards” on page 53 for additional details.

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2020 PSU AWARDS

Our 2020 PSU Award Program incorporates the following financial, strategic and market-based performance measures.

Metric	Measurement	Why We Use this Metric

Return on Equity

The average of each of three consecutive years’ Accounting ROE as a percentage of Allowed ROE.

•  “Accounting ROE” is defined as annual net income, as shown on the Company’s income statement, divided by the average of the current year’s and prior year’s shareholders’ equity, as shown on the balance sheet.

•  “Allowed ROE” is the return on equity that the OPUC permits the Company to include in the rates it charges its customers.

Reflects how successful the Company is at generating a return on dollars invested by its shareholders. Because the Company’s return on its investment can fluctuate based on OPUC rate case orders, we believe the appropriate measure of our ability to generate earnings on shareholder investments is Accounting ROE as a percentage of Allowed ROE.

EPS Growth	3-year average of the Company’s EPS growth rate, where EPS growth for a given fiscal year is defined as the percentage change in EPS over the previous fiscal year.	Provides a direct measure of the rate at which the Company has increased its profitability. EPS is a driver of shareholder value creation in the regulated electric utility industry.

Clean Energy

Average megawatts of forecast energy from carbon-free resources, Oregon Renewable Portfolios Standard-qualifying resources, and low-carbon emitting (i.e. ≥ 95% carbon-free) systems of resources added to the Company’s energy supply portfolio during the performance period.

Creates incentive to reduce carbon potential in the Company’s energy supply portfolio in support of Oregon’s greenhouse gas emission reduction goals.

Relative TSR

TSR over the 3-year performance period relative to the TSR achieved by a comparison group of companies over the same period.

•  The comparison group consists of companies on the Edison Electric Institute regulated index on December 31, 2020, excluding those that have completed or announced a merger, acquisition, business combination, “going private” transaction or liquidation. Companies that are in bankruptcy will be assigned a negative one TSR.

•  TSR measures the change in a company’s stock price for a given period, plus its dividends (or other earnings paid to investors) over the same period, as a percentage of the stock price at the beginning of the period.

•  To calculate the value of stock at the beginning and end of the period, we use the average daily closing price for the 20-trading day period ending on the measurement date.

•  Relative TSR is determined by ranking PGE and the comparison group companies from highest to lowest according to TSR. The percentile performance of PGE relative to the comparison group companies is determined based on this ranking.

TSR is a direct measure of value creation for shareholders.

Use of relative rather than absolute TSR helps ensure that payouts reflect the Company’s relative performance rather than general market conditions.

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COMPENSATION DISCUSSION AND ANALYSIS

2020 PSU AWARD METRICS AND PAYOUT CALCULATION

In the first quarter of 2023, the Compensation Committee will determine the performance results for the 2020 PSU awards in accordance with the metrics and formula described in the table below, subject to any adjustments approved by the committee pursuant to its authority under the Stock Incentive Plan.

Payout Metric(1)	Threshold (50% Payout)	Target (100% Payout)	Maximum (167% Payout)	Metric Weighting	Percentage of Target Shares Earned

Return on Equity	75% of Allowed ROE	90% of Allowed ROE	100% of Allowed ROE	33%	0% to 55.67%

EPS Growth	4.0%	5.0%	6.0%	33%	0% to 55.67%

Clean Energy	70 (MWa)	120 (MWa)	145 (MWa)	33%	0% to 55.67%

				Payout % Subtotal	0% to 167%

Payout Multiplier Metric(2)	(80% multiplier)	(100% multiplier)	(120% multiplier)

Relative TSR	≤ 25th Percentile of EEI Regulated Index	50th Percentile of EEI Regulated Index	≥ 75th Percentile of EEI Regulated Index	Payout Multiplier	80% to 120%

	Total Percentage of Target PSU Award Earned				0 to 200%

(1)

Calculation of Payout Percentage Subtotal. At the end of the performance period, performance results are interpolated between threshold, target and maximum payout levels to determine payout percentages for each goal based on the schedule above. Results below threshold for any goal result in zero payouts for that goal. These results are weighted equally and added to determine a payout percentage subtotal.

(2)

Application of Payout Multiplier Based on Relative TSR Results: Performance results for Relative TSR are interpolated between threshold, target and maximum levels to determine a multiplier between 80% and 120%, which is applied to the payout percentage subtotal to determine a total percentage of the target award earned. For our 2021 PSU awards, a group of 12 peer companies will be utilized as the comparator group for the Relative TSR metric, instead of the EEI Regulated Index.

OTHER TERMS OF THE 2020 PSU AWARDS

Dividend Equivalent Rights. Under the 2020 PSU Awards, each named executive officer will receive a number of dividend equivalent rights (DERs) equal to the number of vested PSUs. A DER represents the right to receive an amount equal to dividends paid on the number of shares of common stock equal to the number of the vested PSUs, which dividends have a record date between the date of the grant and the end of the performance period. DERs will be settled in shares of common stock after the related PSUs vest. The number of shares payable on the DERs will be calculated using the fair market value of PGE common stock as of the date the Compensation Committee determines the number of vested PSUs.

Service Requirement. Under our PSU awards in 2020 and prior years, vesting of the PSUs and their related DERs generally requires that the award recipient continue to be employed by the Company during the performance period. However, if the officer’s employment is terminated due to retirement, death, or disability before the end of the three-year performance period, a ratable portion of the award will vest at the end of the performance period based on actual performance. See the discussion of this issue on page 57 in the section below entitled “Termination and Change in Control Benefits.” Under the terms of our 2020 PSU awards, recipients who terminate employment without cause and who satisfy the “Rule of 75” are eligible for vesting of their PSU awards based on performance results, without regard to their termination before the end of the performance period. An individual satisfies the Rule of 75 if, on the date of his or her termination of employment, (i) the individual is at least age 55 and has no less than five years of service with the Company or its affiliates, and (ii) the individual’s age plus years of service equals at least 75.

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2020 RSU AWARDS

Each of our executive officers was awarded RSUs representing 25% of their total LTI award opportunity. The RSU awards also include dividend equivalent rights on the same terms as the PSUs (see the description above). Vesting of the RSUs and their related DERs generally requires that the award recipient continue to be employed by the Company during the three-year vesting period. However, if the officer’s employment is terminated due to retirement, death, or disability before the normal vesting date, a pro rata portion of the RSUs will vest. RSUs granted in 2020 also vest in accordance with the Rule of 75, which is described above. See the discussion of the RSUs on page 57 in the section below entitled “Termination and Change in Control Benefits.”

2018 PSU AWARD PAYOUT

For our 2018 PSU awards, our Compensation Committee decided to exclude the impact of unrecovered expenses related to the COVID-19 pandemic on our financial results (an impact of $0.16) in determining performance relative to our ROE goal. The payout under the PSU awards granted to our executive officers in 2018 was 35% of target, based on the following performance results, as adjusted:

Metric	Threshold (50% Payout)	Target (100% Payout)	Maximum (150% Payout for ROE; 200% Payout for TSR)	Metric Weight	Actual*	Percentage of Target Award Earned

ROE as a % of Allowed ROE	75%	90%	100%	50%	80.77%	34.62%

Relative TSR	30th Percentile EEI Regulated Index	50th Percentile EEI Regulated Index	90th Percentile EEI Regulated Index	50%	12th Percentile	00.00%

					Total	34.62%

* Reflects adjustment for unrecovered COVID-19 expenses. The unadjusted ROE result was 78.91%.

These results yielded the award values set forth in the table below:

	Number of PSUs Vested(1)	Award Payout Value(2) ($)

Maria Pope	14,379	$614,990

James Lobdell	5,126	$219,239

Lisa Kaner	3,171	$135,624

John Kochavatr	2,214	$94,693

Larry Bekkedahl	2,085	$89,175

(1)	Includes dividend equivalent rights settled in shares per the terms of the awards.
(2)	Based on a $42.77 share price, which was the closing stock price of the Company’s common stock on December 31, 2020, the vesting date for the awards.

The terms of our 2018 PSU awards are described more fully in the Company’s 2019 proxy statement under the heading “2018 Grants of Plan-Based Awards.”

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COMPENSATION DISCUSSION AND ANALYSIS

Benefits

RETIREMENT BENEFITS

•	401(k) Plan. All of our employees are eligible to participate in the Company’s 401(k) Plan.

•

Pension Plan. Two of our named executive officers (Ms. Pope and Mr. Lobdell) participate in the Portland General Electric Company Pension Plan (Pension Plan). The plan was closed to new participants before our other named executive officers joined the Company. See page 55 of this proxy statement for a description of the basic benefit available to non-union employees under the plan.

•

Deferred Compensation Benefits. Executives and other key employees are eligible to participate in our 2005 Management Deferred Compensation Plan, which permits participants to defer the payment of income as well as the value of up to 80 hours of paid time off. Participants also earn interest on their account balances. See page 56 for details.

SEVERANCE BENEFITS

•

Severance Pay. Executives who are involuntarily terminated without cause are eligible to receive severance pay. Absent a change in control, the maximum amount payable is 52 weeks of base salary. Executives who are terminated within 2 years following a change in control are eligible for enhanced severance benefits (52 weeks of base salary plus target ACI award).

•	Outplacement Assistance. Employees who are eligible for severance pay may also be eligible for up to 12 months of outplacement assistance.

•

Double Trigger Vesting of PSUs in Case of Change in Control. If an executive is terminated without cause within two years following a change in control, the vesting of the officer’s outstanding PSU awards is accelerated. See page 60 for details. Beginning in 2020, our executives’ RSU awards also provide for double trigger vesting in the event of a change in control.

HEALTH AND WELFARE BENEFITS

•

Medical/Dental/Vision. Our executives are eligible to participate in our broad-based medical, dental and vision insurance programs. Non-union medical insurance is limited to high deductible health plans. For employees enrolled in our high deductible health plans, the Company also makes annual contributions to a health savings account.

•

Wellness Program. All employees are eligible to participate in the Company’s wellness program, which offers a variety of benefits, including mental health benefits, financial counseling and the opportunity to earn Company health savings account contributions.

OFF-CYCLE COMPENSATION

On July 29, 2020, the independent directors, acting as a committee, granted Mr. Kochavatr an award of performance-based restricted stock units in recognition of the expansion of his role to include responsibility for the Company’s Simplification and Transformation Initiative, which aims to reshape operational processes and customer digital experiences through the rationalization of groups and systems to drive customer value. Success for the initiative is measured by the reduction of customer minutes interrupted, cost reductions through operational efficiencies, and the introduction of new customer features and digital experiences. The award has a grant-date value of $100,000 and vests over a two-year period. At the conclusion of each performance period ending on July 30, 2021 and July 29, 2022, half of the restricted stock units awarded will vest, provided the Compensation Committee determines that the Company has made satisfactory progress toward the performance goals.

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How We Set Executive Pay

COMPENSATION DECISION-MAKING ROLES

The Compensation Committee is primarily responsible for developing and overseeing the Company’s executive compensation program. The committee is aided in this work by FW Cook, the committee’s independent compensation consultant, the other independent members of the Board, who act as a committee of the Board in determining our CEO’s pay, and the Company’s management, which provides input about Company business plans and performance. In developing its input and recommendations, our management team regularly consults with its own compensation consultant, Willis Towers Watson.

Compensation Committee	Independent Directors	Management	Independent Consultant

•  Reviews the performance of the executive officers annually

•  Establishes base salaries, annual cash incentive awards and equity awards for all of the executive officers other than the CEO, unless approved by the independent directors, acting as a committee

•  Recommends a base salary, annual cash incentive awards and equity awards for the CEO

• Discusses CEO performance and considers recommendation of Compensation Committee regarding CEO pay • Approves base salary, annual cash incentive award and equity awards for the CEO

•  Makes recommendations on compensation plan design

•  Provides input on individual performance of the executive officers

•  Provides information about Company performance relative to incentive plan goals

•  Seeks advice of its own compensation consultant in formulating input and recommendations to the Compensation Committee

•  Advises the Compensation Committee on compensation plan design

•  Advises the Compensation Committee on appropriate compensation levels and compensation and governance trends

•  Performs annual compensation risk assessment for consideration by the Compensation Committee

USE OF COMPENSATION MARKET DATA

We consider compensation market comparisons to ensure the competitiveness of our executives’ pay. For our 2020 executive compensation program, we evaluated pay by reference to the 50th percentile of the relevant market, as well as a variety of other factors, including experience, qualifications, performance, and considerations of internal equity.

To determine the relevant market reference point, we rely on benchmarking surveys, as well as publicly available information regarding the pay practices of a group of utility industry peer companies selected by our Compensation Committee each year. Although the benchmarking data on which we rely is generally based on utility industry surveys, we use general industry survey data as appropriate to reflect the realities of the competitive marketplace for the Company’s talent needs. The table below shows the most relevant benchmarking survey data for each of our 2020 named executive officers:

Named Executive Officer		Utility Industry(1)	General Industry(2)

Maria Pope	CEO	✓

James Lobdell	SVP, Finance, CFO & Treasurer	✓

Lisa Kaner	VP, General Counsel & Corporate Compliance Officer	✓

John Kochavatr	VP, Information Technology and Chief Information Officer		✓

Larry Bekkedahl	VP, Grid Architecture Integration System and Operations	✓

(1)	Data sources included Willis Towers Watson 2019 Energy Services Executive Compensation Survey – U.S.
(2)	Data source included the Willis Towers Watson 2019 General Industry Executive Compensation Survey – U.S.

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COMPENSATION DISCUSSION AND ANALYSIS

To select our utility industry peer group for our 2020 compensation decisions, we looked for companies that represented the best match with PGE based on the following criteria:

•

Vertically Integrated Utility. Our peer companies should be vertically integrated utilities, with a business mix focused on either regulated electric operations or a balance of regulated electric and regulated gas operations.

•	Minimal Non-Regulated Business Activities. Non-regulated businesses should not be key drivers of the financial performance and strategy of our peer companies.

•	Comparable Size. Our peer companies should be within a reasonable range relative to key financial measures, including revenue, market capitalization, and enterprise value.

•	Investment-Grade Credit Ratings. Our peer companies should have credit ratings that allow for financing at a reasonable cost in most market environments.

•	Balanced Customer Mix. Our peer companies should have a balanced retail, commercial and industrial mix and service territories not overly reliant on one key customer or industry sector.

•

Regulatory Environment. Our peer companies should have a comparable cost of service ratemaking process and allowed return on equity, as well as a history of allowed recovery on regulatory assets, fuel and power costs and legitimate deferred costs.

•	Capital Structure. Our peer companies should demonstrate moderate leverage (generally less than 60% debt to total capitalization ratio) and no significant liquidity concerns.

•	Growth Opportunities. The growth opportunities of our peer companies should be based primarily on regulated activities.

In the case of Northwest Natural Gas Company, we also considered geographic proximity, to the extent it could result in the company’s serving as a potential competitor for executive talent.

For 2020 the Compensation Committee selected the following companies to serve as our compensation peer group:

2020 PEER GROUP

ALLETE, Inc.	El Paso Electric Company*	NiSource, Inc.	Pinnacle West Capital Corporation

Alliant Energy Corporation	Evergy, Inc.	Northwest Natural Gas Company	PNM Resources, Inc.

Avista Corporation	Hawaiian Electric	NorthWestern Corporation	Puget Energy, Inc.

Black Hills Corporation	IDACORP, Inc.	OGE Energy Corp.

*

After our 2020 compensation decisions were made, El Paso Electric Company was acquired by the JPMorgan Chase-tied Infrastructure Investments Fund and no longer forms part of our compensation peer group.

Based on data compiled by Willis Towers Watson at the time of our 2020 peer group review, PGE was positioned near the median of the peer group in terms of revenue and market capitalization:

PGE VS 2020 PEER GROUP

Consideration Of Say On Pay Vote

We engage with our investors throughout the year and annually provide shareholders with an opportunity to cast an advisory “Say on Pay” vote on our executive compensation program. At our 2020 Annual Meeting of Shareholders, 98.9% of the votes cast were in favor of our Say on Pay proposal. We believe these results indicated strong support for our 2019 executive compensation program and, while we made modifications to our incentive award programs to improve alignment with our strategic focus and the competitiveness of our pay, we retained the core design of our program for 2021. We will continue to consider the results of annual shareholder advisory votes on executive compensation as well as any feedback we receive from shareholders and other stakeholders during the course of the year.

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Other Compensation Policies and Practices

USE OF COMPENSATION CONSULTANTS

To assist the Compensation Committee with its compensation decisions, the committee has retained FW Cook as its independent compensation consultant. For 2020, FW Cook’s assignments included the following:

•

Review of the Company’s executive compensation program, including compensation philosophy, compensation levels in relation to Company performance, pay opportunities relative to those at comparable companies, short- and long-term mix and metric selection, executive benefits and perquisites, stock ownership levels and wealth potential, and stock ownership guidelines,

•	Review of the Company’s director compensation program, including design considerations such as ownership guidelines and vesting terms,

•	Reporting on emerging trends, legislative developments and best practices in the area of executive and director compensation,

•	Preparation of a comprehensive compensation risk assessment study to evaluate whether the Company’s compensation programs are likely to create material risk for the Company, and

•	Attendance at Compensation Committee meetings.

Before engaging FW Cook, the Compensation Committee reviewed the firm’s qualifications, as well as its independence and the potential for conflicts of interest. The committee determined that FW Cook is independent and its services to the committee do not create any conflicts of interest. The committee has the sole authority to approve FW Cook’s compensation, determine the nature and scope of its services, and terminate the engagement. FW Cook does not perform other services for or receive other fees from the Company.

In addition, management has engaged its own compensation consultant, Willis Towers Watson, to assist with a variety of compensation matters, including compensation benchmarking and the development of recommendations on compensation program design.

ANNUAL COMPENSATION RISK ASSESSMENT

In 2020, as in prior years, the Compensation Committee engaged FW Cook to perform a comprehensive risk assessment of our compensation policies and practices. The assessment covered executive and non-executive plan design and oversight as well as other aspects of our compensation practices, as summarized below:

Equity Award Program	Cash Incentive Programs	Other Compensation Practices

• Equity grants	• Pay mix	• Incentive mix

• Payment timing and adjustments	• Performance metrics	• Succession planning

• Grant policies	• Performance goals and payout curves	• Severance

• Stock ownership guidelines and trading policies	• Payment timing and adjustments	• Role of the Board of Directors

The finding of the report was that our programs do not encourage excessive risk taking and are not reasonably likely to have a material adverse effect on the Company. The report noted the following risk-mitigating features of our program, among others:

•	Independent Board Oversight. The Compensation Committee oversees incentive pay programs at all levels of the organization. The CEO’s pay is set by all of the independent directors, acting as a group.

•	Balanced Pay Elements. Our compensation program includes an appropriate balance in fixed and variable pay, cash and equity, formulas and discretion, and short-term and long-term measurement periods.

•	Robust Governance Policies. Policies are in place to mitigate compensation risk such as ownership guidelines, insider-trading prohibitions, and compensation clawbacks.

•

Incentive Mix. Incentive awards cover multiple overlapping time frames, ranging from one-to-three years, dampening the impact of stock price and financial performance volatility in rewards. Multiple financial goals prevent an over-emphasis on any single metric.

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COMPENSATION DISCUSSION AND ANALYSIS

•	Risk-Adjusted Incentive Targets. Incentive award targets encourage improvements but not at levels that would encourage imprudent risk-taking.

HEDGING POLICY

Under our Insider Trading Policy, all of our officers, employees and directors are prohibited from trading in options, warrants, puts and calls, or similar instruments on Company securities, or selling Company securities “short.” In addition, employees and directors may not purchase any financial instrument, or enter into any transaction, that is designed to hedge or offset a decrease in the market value of Company stock (including prepaid variable forward contracts, equity swaps, collars or exchange funds). Directors and employees are also prohibited from purchasing Company securities on margin or pledging or otherwise encumbering Company securities.

STOCK OWNERSHIP POLICY

The Company has adopted a stock ownership and holding policy for our executive officers. The primary objectives of the policy are to create financial incentives that align the interests of executive officers with strong operating and financial performance of the Company and encourage executive officers to operate the business of the Company with a long-term perspective. Under the policy, our CEO is required to hold Company stock with a value equal to at least three times her annual base salary, while the other executive officers are required to hold Company stock with a value equal to at least one times their annual base salary. The policy does not require executive officers to immediately acquire shares in an amount sufficient to meet the holding requirement. However, until the holding requirement is met, executive officers are subject to certain restrictions on their ability to dispose of shares of Company stock. The CEO is required to retain 100% of her shares until the holding requirement is met. All other executive officers are required to retain an amount of shares equal to 50% of their net after-tax performance-based equity awards until the holding requirement is met. The number of shares required to satisfy the stock ownership requirements is re-calculated annually, based on the closing price of the Company’s common stock on the date of the calculation. The Compensation Committee also reviews each officer’s holdings annually to ensure that appropriate progress toward the ownership goal is being made. All of our officers either meet the stock ownership requirement or are on track to do so as required under the policy. Our stock ownership policy for non-employee directors is described on page 49 of this proxy statement.

EQUITY GRANT PRACTICES

Under the terms of our Stock Incentive Plan, the Compensation Committee is authorized to make grants of equity awards, but may delegate this authority as it deems appropriate. The committee has delegated authority to our CEO to make annual discretionary grants of RSUs with performance-based or time-based vesting conditions to non-executive employees for the purposes of attracting and retaining qualified employees. For 2020, the maximum RSU value that the CEO was authorized to award was $500,000 in the aggregate and $100,000 per award. The Compensation Committee has not delegated the authority to make executive awards.

We expect that we will continue to grant equity awards to the executive officers and other key employees, and to delegate authority to our CEO to make limited discretionary equity awards for attraction and retention purposes. We also expect to continue to make annual grants of restricted stock units with time-based vesting conditions to the Company’s directors.

The committee has not adopted a formal policy governing the timing of equity awards. However, we have generally made awards to officers in the first quarter of the fiscal year, and we expect to continue this practice.

INCENTIVE COMPENSATION CLAWBACK AND CANCELLATION POLICY

We first adopted an incentive compensation clawback policy in 2017. We amended and restated the policy in 2019 as applied to incentive compensation approved, awarded or granted on or after February 13, 2019, and again as applied to incentive compensation approved, awarded, or granted effective on or after February 17, 2021. The current policy applies to incentive compensation (including all equity awards) earned by or awarded to current or former executive officers, as well as non-officer participants in our ACI or LTI award programs (Covered Persons). Under the current policy, in the case of a material restatement of the Company’s financial results, the independent directors, acting as a group, will review all incentive compensation earned by or awarded to Covered Persons during the three-year period preceding the date as of which the Company is required to prepare such restatement, on the basis of performance during fiscal periods affected by the restatement. If, in the judgment of the independent directors, such incentive compensation would have been lower if it had been based on the restated financial statements, the independent directors may seek recoupment of all or any portion of such incentive compensation in excess of the amount that would have been earned or awarded

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based on the restated financial statements and/or authorize the reduction or cancellation of unpaid or unvested incentive compensation. In addition, if the independent directors determine that a current or former Covered Person has engaged in egregious misconduct that results in actual or potential significant reputational or financial harm to the Company, the independent directors may seek recoupment of all or a portion of any incentive compensation earned by or awarded to such individual during the one-year period preceding the date on which the Company discovers such conduct and/or authorize the reduction or cancellation of unpaid or unvested incentive compensation. In determining the amount of compensation to cancel or recover under the policy, the independent directors may take into account any considerations they deem appropriate, including events that led to a financial restatement, the conduct of the individual, the impact of the misconduct, the cost of the recovery process and the likelihood of successful recovery under governing law.

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Executive Compensation Tables

Summary Compensation Table

The table below shows the compensation earned by the Company’s named executive officers during the years ended December 31, 2018, 2019 and 2020. Only 2020 compensation is shown for Mr. Bekkedahl, as that was the year he first met the criteria for being a named executive officer, as defined in the proxy rules promulgated by the SEC.

Name and Principal Position	Year	Salary $(1)	Bonus $(2)	Stock Awards $(3)	Non-Equity Incentive Plan Compensation $(4)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings $(5)	All Other Compensation $(6)	Totals $

Maria Pope President and CEO	2020	971,710	—	2,249,979	—	167,195	121,248	3,510,132
	2019	876,077	—	2,124,935	861,406	134,472	69,058	4,065,948
	2018	789,183	—	1,499,987	853,078	10,032	63,782	3,216,062

James Lobdell Senior Vice President, Finance, CFO and Treasurer	2020	544,227	—	620,898	—	280,452	180,348	1,625,925
	2019	507,892	—	599,952	304,661	263,703	67,440	1,743,648
	2018	459,184	—	534,677	303,606	—	61,222	1,358,689

Lisa Kaner Vice President, General Counsel and Corporate Compliance Officer	2020	412,469	225,165	419,847	—	—	76,568	1,134,050
	2019	377,596	—	379,957	196,421	—	36,615	990,589
	2018	363,461	—	430,743	207,773	—	29,250	1,031,227

John Kochavatr Vice President, Chief Information Officer	2020	377,601	163,725	349,815	—	—	72,879	964,020
	2019	353,762	—	237,996	175,887	—	100,134	867,779
	2018	300,442	200,000	430,973	148,231	—	263,438	1,343,084

Larry Bekkedahl Vice President, Grid Architecture Integration & System Operations	2020	390,800	202,552	253,494	—	—	92,829	939,675

(1)	Amounts in the Salary column include base salary earned and, where applicable, the value of paid time off deferred under the 2005 MDCP.
(2)

Amounts shown in the Bonus column for 2020 represent the value of payouts under the 2020 ACI Program. The amount shown in the Bonus column for Mr. Kochavatr in 2018 relates to a cash signing bonus received in connection with the commencement of employment.

(3)

Amounts shown in the Stock Awards column represent the aggregate grant date fair value of PSU and RSU awards, computed in accordance with FASB ASC Topic 718, Compensation Stock Compensation, excluding the effect of estimated forfeitures related to service-based vesting. The grant date fair values reported above will likely vary from the actual amount realized by the named executive officer based on a number of factors, including the number of RSUs and PSUs that ultimately vest and the closing market price of our common stock on the vesting date. For RSUs, we calculate grant date fair value by multiplying the number of shares underlying the award by the NYSE closing price per share of our common stock on the grant date. For PSUs, we calculate grant date fair value by assuming the satisfaction of performance-based goals at the “target” level for all metrics other than TSR and multiplying the corresponding number of shares earned by the NYSE closing price per share of our common stock on the grant date. For the TSR portion of the PSUs, fair value is determined using a Monte Carlo simulation. See Note 14 to the Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2020 for additional details regarding the assumptions made in the valuations reflected in this column.

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If the maximum number of shares issuable under the PSUs had been used to calculate the grant date fair value of the PSUs, the value of the PSUs and the aggregate grant-date fair value of all stock awards for 2020 would have been as follows:

Name	Maximum 2020 PSU Value ($)	Maximum Total 2020 Stock Award Value ($)

Maria Pope	3,374,999	3,937,479

James Lobdell	931,409	1,086,603

Lisa Kaner	629,801	734,748

John Kochavatr	374,783	537,206

Larry Bekkedahl	380,271	443,630

(4)

Amounts in the Non-Equity Incentive Plan Compensation column represent cash incentive awards earned under the Company’s Annual Cash Incentive Plan. The terms of the 2020 awards are discussed on page 37 in the section entitled “Annual Cash Incentive Awards.”

(5)	Amounts in this column include the increase in the actuarial present value of the named executive officers’ accumulated benefits under the Pension Plan.
(6)	The amounts in the All Other Compensation table for 2020 are described in the table below.

Name	Dividend Equivalent Rights ($)(a)	401(k) Contributions ($)(b)	Contributions to 2005 MDCP ($)(c)	HSA Contributions ($)(d)	PTO balance payout ($)(e)	Long-Term Disability Insurance ($)(f)	Other ($)(g)	Total ($)

Maria Pope	48,418	23,275	—	1,250	41,491	6,814	—	121,248

James Lobdell	56,031	22,477	3,200	1,850	91,924	4,410	456	180,348

Lisa A. Kaner	25,185	34,060	—	1,250	12,528	3,545	—	76,568

John M. Kochavatr	8,856	30,646	550	1,250	28,230	3,042	305	72,879

Larry Bekkedahl	18,538	32,086	794	1,250	36,725	3,128	308	92,829

(a)	Represents the value of dividend equivalent rights earned under restricted stock unit awards, which is not included in the Stock Awards column in the Summary Compensation Table.
(b)	Represents Company contributions to the named executive officers’ accounts under the 401(k) Plan.
(c)

Represents Company contributions to the named executive officers’ accounts under the 2005 MDCP. See page 56 under the heading “Non-Qualified Deferred Compensation” for a discussion of the terms of the 2005 MDCP.

(d)	Represents Company contributions to named executive officers’ individual health savings accounts.
(e)	Represents a one-time paid time off (PTO) balance payout due to change in the Company PTO policy.
(f)	Represents Company contributions for long-term disability insurance.
(g)	Includes the value of ID theft protection, wellness plan incentive rewards and miscellaneous tax gross-ups.

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EXECUTIVE COMPENSATION TABLES

Grants of Plan-Based Awards

The following table summarizes grants of plan-based awards made to the named executive officers in 2020.

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)				Grant Date Fair Value ($)(4)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (Number of Shares)	Target (Number of Shares)	Max (Number of Shares)	All Other Stock Awards (Number of Units)(3)

Maria Pope	2/12/2020	484,615	969,231	1,938,461	—	—	—	—	—
	2/12/2020	—	—	—	13,837	27,673	55,346	—	1,687,500
	2/12/2020	—	—	—	—	—	—	9,224	562,480

James Lobdell	2/12/2020	162,398	324,796	649,592	—	—	—	—	—
	2/12/2020	—	—	—	3,819	7,637	15,274	—	465,704
	2/12/2020	—	—	—	—	—	—	2,545	155,194

Lisa Kaner	2/12/2020	126,115	252,229	504,459	—	—	—	—	—
	2/12/2020	—	—	—	2,582	5,164	10,328	—	314,901
	2/12/2020	—	—	—	—	—	—	1,721	104,947

John Kochavatr	2/12/2020	91,702	183,404	366,808	—	—	—	—	—
	2/12/2020	—	—	—	1,537	3,073	6,146	—	187,392
	2/12/2020	—	—	—	—	—	—	1,024	62,444
	7/29/2020	—	—	—	—	—	—	2,279	99,980

Larry Bekkedahl	2/12/2020	113,449	226,898	453,796	—	—	—	—	—
	2/12/2020	—	—	—	1,559	3,118	6,236	—	190,136
	2/12/2020	—	—	—	—	—	—	1,039	63,358

(1)

These columns show the range of potential payouts for cash incentive awards granted in 2020 under our ACI Plan. The amounts shown in the Threshold column reflect payouts at threshold performance, which are 50% of target awards. The amounts in the Target column reflect payouts at target performance, which are 100% of the target awards. The amounts shown in the Maximum column reflect maximum payouts, which are 200% of the target awards. See the section of the Compensation Discussion and Analysis entitled “Annual Cash Incentive Awards” beginning on page 37 for a description of the awards.

(2)

These columns show the estimated range of potential payouts for awards of PSUs granted in 2020 under our Stock Incentive Plan. The amounts shown in the Threshold column reflect the minimum number of PSUs that could vest, which is 50% of the target amount shown in the Target column. The number of PSUs shown in the Maximum column is equal to 200% of the target amount. See the section of the Compensation Discussion and Analysis entitled “Long-Term Incentive Awards” beginning on page 41 for a description of the awards.

(3)	This column shows the number of RSUs granted to the named executive officers in 2020.
(4)

The grant date fair values for the PSUs assume performance at target levels. The additional RSU awarded to John Kochavatr on July 29, 2020 is based on a stock price of $43.87 (the closing price of the Company’s common stock on the grant date).

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Outstanding Equity Awards at December 31, 2020

The following table summarizes the unvested equity-based awards held by our named executive officers at December 31, 2020.

Name	Grant Date	Number of Units of Stock That Have Not Vested	Market Value of Units of Stock That Have Not Vested(1) ($)	Equity Incentive Plan Awards: Number of Unearned Units That Have Not Vested ($)	Equity Incentive Plan Awards: Market Value of Unearned Units That Have Not Vested(1) ($)

Maria Pope	02/13/2019(2)	—	—	32,759	1,401,102
	02/13/2019(3)	10,919	467,006	—	—
	02/12/2020(4)	—	—	27,673	1,183,574
	02/12/2020(5)	9,224	394,510	—	—

James Lobdell	02/13/2019(2)	—	—	9,249	395,580
	02/12/2020(4)	—	—	7,637	326,634

Lisa Kaner	02/13/2019(2)	—	—	5,858	250,547
	02/13/2019(3)	1,952	83,487	—	—
	02/12/2020(4)	—	—	5,164	220,864
	02/12/2020(5)	1,721	73,607	—	—

John Kochavatr	02/13/2019(2)	—	—	3,669	156,923
	02/13/2019(3)	1,223	52,308	—	—
	02/12/2020(4)	—	—	3,073	131,432
	02/12/2020(5)	1,024	43,796	—	—
	07/29/2020(6)	2,279	97,473	—	—

Larry Bekkedahl	02/13/2019(2)	—	—	3,561	152,304
	02/13/2019(3)	1,187	50,768	—	—
	02/12/2020(4)	—	—	3,118	133,357
	02/12/2020(5)	1,039	44,438	—	—

(1)	Market value is based on the NYSE closing price of our common stock on December 31, 2020, which was $42.77.
(2)

Amounts in these rows relate to awards of PSUs with a three-year performance period ending December 31, 2021 granted under the 2019 LTI Award Program. Pursuant to SEC rules, the PSUs are represented at the target amount of shares that may be earned under the awards. The actual number of shares that will vest under the PSUs (if any) will be determined based on the Company’s performance relative to the metrics for the awards (ROE as a percentage of allowed ROE, EPS growth, energy supply decarbonization and relative TSR), subject to the approval of the Compensation Committee. The amount shown does not represent our estimate of the actual achievement to date under the awards.

(3)	Amounts in these rows relate to the award of RSUs with a vesting date of February 13, 2022.
(4)

Amounts in these rows relate to awards of PSUs with a three-year performance period ending December 31, 2022 granted under the 2020 LTI Award Program. Pursuant to SEC rules, the PSUs are represented at the target amount of shares that may be earned under the awards. The actual number of shares that will vest under the PSUs (if any) will be determined based on the Company’s performance relative to the metrics for the awards (ROE as a percentage of allowed ROE, EPS growth, clean energy and relative TSR), subject to the approval of the Compensation Committee. The amount shown does not represent our estimate of the actual achievement to date under the awards.

(5)	Amounts in these rows relate to the award of RSUs with a vesting date of February 12, 2023.
(6)

Amount in this row relates to an award of RSUs to Mr. Kochavatr in recognition of the expansion of his role, granted on July 29, 2020. The amount shown will vest over a two-year period, half on July 30, 2021 and the remaining half on July 30, 2022, provided the Compensation Committee determines satisfactory progress described in the Off-Cycle Compensation section on page 45.

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EXECUTIVE COMPENSATION TABLES

Stock Units Vested

The following table shows, for each of the named executive officers, the number and aggregate value of restricted stock units and related dividend equivalent rights that vested during 2020.

Name	Number of Shares Acquired on Vesting of Restricted Stock Units(1)	Value Realized on Vesting ($)(2)

Maria Pope	12,083	736,821

James Lobdell	16,156	900,407

Lisa Kaner	6,301	384,235

John Kochavatr	2,544	156,456

Larry Bekkedahl	4,632	282,459

(1)

The amounts shown in this column constitute the aggregate number of PSUs and/or RSUs, together with related dividend equivalent rights, that vested in 2019. The amounts shown include shares that were withheld for applicable taxes. See page 43 under the heading “Service Requirement” and page 44 under the heading “2020 RSU Awards” for a discussion of the vesting conditions of the PSUs and RSUs, respectively.

(2)

Pursuant to SEC rules, the “value realized” on the vesting of PSUs and related dividend equivalents is equal to the number of shares that vested multiplied by the NYSE closing price of the Company’s common stock on the vesting date.

Pension Benefits

The following table shows the actuarial present value of Ms. Pope’s and Mr. Lobdell’s accumulated benefit under the Pension Plan as of December 31, 2020. The Pension Plan was closed to new participants before Ms. Kaner, Mr. Kochavatr and Mr. Bekkedahl joined the Company.

Name	Plan Name	Number of Years Credited Service	Present Value of Accumulated Benefit ($)

Maria Pope	Pension Plan	12.00	666,533

James Lobdell	Pension Plan	36.22	1,938,862

Lisa Kaner	Pension Plan	—	—

John Kochavatr	Pension Plan	—	—

Larry Bekkedahl	Pension Plan	—	—

Participants in the Pension Plan earn benefits under the plan during each year of employment. Employees are vested in plan benefits after 5 years of service. Normal retirement age under the plan is 65. Early retirement income is available to participants after age 55, but benefits are reduced for each year prior to the normal retirement date.

For non-union plan participants, the basic monthly pension benefit is based on Final Average Earnings (“FAE”), defined as the highest consecutive 60 months of earnings (base pay paid, excluding reductions due to income deferrals) during the last 120 months of employment.

The basic pension benefit under the plan is calculated as follows:

Monthly Benefit	=	1.2% of FAE for first 30 years of service	+	0.5% of FAE in excess of 35-Year Average of Social Security Taxable Wage Base	+	0.5% of FAE for each year of service over 30 years

The normal form of payment for a participant who does not have a spouse is a straight life annuity, which makes periodic payments to the participant until his or her death. The normal form of payment if the participant has a spouse is a contingent annuity, which makes full payments for the life of the participant and thereafter 50% of the full payments until the death of the spouse if he or she survives the participant.

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Pension Plan calculations are based on assumptions that are reviewed annually with the Company’s actuaries. The benefit calculation shown in the table above assumes retirement at age 65 (or current age if later), a discount rate of 2.64% and mortality assumptions based on the Generational Annuitant Mortality (PRI-2012 with MP2018 projection and 20-year convergence to SSA smoothed long-term rates). These assumptions are the same ones used for financial reporting purposes.

The 1986 MDCP and 2005 MDCP (“MDCP Plans”) provide a benefit to compensate participants for Pension Plan benefits that are lower due to salary deferrals under the MDCP Plans. These deferrals reduce a participant’s Final Average Earnings, on which Pension Plan benefits are based. The present value of the reduction in Pension Plan benefits due to salary deferrals is calculated as a lump sum upon termination of employment and added to the participant’s deferred compensation plan account balance. The aggregate present value of this benefit is reflected in the Pension Benefits table above.

Non-Qualified Deferred Compensation

We offer a select group of management and highly compensated employees an opportunity to defer compensation under the Company’s 2005 Management Deferred Compensation Plan (2005 MDCP). Before January 1, 2005 (the effective date of the 2005 MDCP), eligible employees were able to defer compensation under the Portland General Electric Company Management Deferred Compensation Plan established in 1986 (1986 MDCP). The following table shows the named executive officers’ contributions and earnings in 2020 and balances as of December 31, 2020 under the 2005 MDCP and 1986 MDCP. The accompanying narrative describes key provisions of the plans.

Name	Plan	Executive Contributions in 2020 ($)(1)	Company Contributions in 2020 ($)(2)	Aggregate Earnings in 2020 ($)	Aggregate Balance at 12/31/20 ($)(3)

Maria Pope	2005 MDCP	70,630	—	47,901	1,414,345

	1986 MDCP	—	—	—	—

James Lobdell	2005 MDCP	190,902	3,320	160,262	3,409,385

	1986 MDCP	—	—	112,771	1,960,045

Lisa Kaner	2005 MDCP	—	—	—	—

	1986 MDCP	—	—	—	—

John Kochavatr	2005 MDCP	46,642	571	3,384	119,659

	1986 MDCP	—	—	—	—

Larry Bekkedahl	2005 MDCP	65,314	823	7,514	246,031

	1986 MDCP	—	—	—	—

(1)

Amounts in this column include salary and paid-time-off deferrals that are reflected in the Salary column of the Summary Compensation Table, as well as cash incentive award deferrals that are reflected in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table.

(2)

Amounts in this column include a Company matching contribution of 3% of annual base salary deferred under the applicable plan. These amounts are included in the Summary Compensation Table under “All Other Compensation.”

(3)

All amounts included in this column were reported as compensation to the named executive officer in the Company’s Summary Compensation Table for previous years, other than amounts earned before the officer first became a named executive officer.

Each calendar year participants may defer up to 80% of their base salary and 100% of their cash incentive compensation. For 2020, participants could also contribute cash payments in lieu of up to 80 hours of canceled paid time off. The Company provides a 3% matching contribution for base salary deferred.

Beginning in 2021, the maximum number of hours of PTO that a participant may defer annually is the lesser of (i) 160 or (ii) total projected PTO hours for the year less 152.

Amounts deferred under the 2005 MDCP accrue interest that is 0.5% higher than the annual yield on Moody’s Average Corporate Bond Yield Index. The 1986 MDCP provides interest that is 3.0% higher than the same Moody’s index.

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EXECUTIVE COMPENSATION TABLES

Payments under both plans are triggered by termination of employment (under the 2005 MDCP, beginning six months after separation from service; a participant’s account balance during the six-month delay continues to accrue interest). Under both plans, benefits are paid in one of the following forms, as elected by the participant in a payment election form filed each year for the following year’s deferrals: (i) a lump-sum payment; (ii) monthly installments in equal payments of principal and interest over a period of up to 180 months; or (iii) monthly installment payments over a period of up to 180 months, consisting of interest only payments for up to 120 months and principal and interest payments of the remaining account balance over the remaining period. If the participant is under 55 years of age upon termination of employment, the restoration of pension benefits payment is made in a lump sum with the first monthly payment.

Termination and Change in Control Benefits

The tables below show the estimated value of payments and other benefits to which the named executive officers would be entitled under the Company’s plans and programs upon termination of employment in specified circumstances and following a change in control of the Company. The amounts shown assume that the effective date of the termination or change in control was December 31, 2020. Benefits that (i) do not discriminate in favor of executive officers and are generally available to salaried employees or (ii) are disclosed above under “Pension Benefits” and “Non-Qualified Deferred Compensation” are not shown in the tables below.

Maria Pope

Benefit Plan or Award	Voluntary Termination ($)	Involuntary Not for Cause Termination ($)	Change in Control ($)	Termination Following Change in Control ($)	Death or Disability ($)

Severance Pay Plan(1)	—	900,000	—	1,869,231	—

PSUs(2)(3)	1,535,785	1,535,785	—	2,607,944	1,535,785

RSUs(4)	409,409	409,409	—	687,400	409,409

Annual Cash Incentive Award(5)	969,231	969,231	—	969,231	969,231

Outplacement Assistance Plan(6)	—	25,000	—	—	—

Total	2,914,425	3,839,425	—	6,133,806	2,914,425

James Lobdell

Benefit Plan or Award	Voluntary Termination ($)	Involuntary Not for Cause Termination ($)	Change in Control ($)	Termination Following Change in Control ($)	Death or Disability ($)

Severance Pay Plan(1)	—	517,500	—	842,296	—

PSUs(2)(3)	571,193	571,193	—	728,715	571,193

RSUs(4)	191,548	191,548	—	191,548	191,548

Annual Cash Incentive Award(5)	324,796	324,796	—	324,796	324,796

Outplacement Assistance Plan(6)	—	25,000	—	—	—

Deferred Compensation Plan(7)	—	—	78,402	—	—

Total	1,087,537	1,630,037	78,402	2,087,355	1,087,537

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Lisa Kaner

Benefit Plan or Award	Voluntary Termination ($)	Involuntary Not for Cause Termination ($)	Change in Control ($)	Termination Following Change in Control ($)	Death or Disability ($)

Severance Pay Plan(1)	—	419,900	—	672,129	—

PSUs(2)(3)	—	—	—	475,645	282,752

RSUs(4)	—	—	—	73,607	74,100

Annual Cash Incentive Award(5)	—	—	—	—	252,229

Outplacement Assistance Plan(6)	—	25,000	—	—	—

Total	—	444,900	—	1,221,381	609,081

John Kochavatr

Benefit Plan or Award	Voluntary Termination ($)	Involuntary Not for Cause Termination ($)	Change in Control ($)	Termination Following Change in Control ($)	Death or Disability ($)

Severance Pay Plan(1)	—	357,000	—	540,404	—

PSUs(2)(3)	—	—	—	290,964	171,037

RSUs(4)	—	—	—	141,269	76,919

Annual Cash Incentive Award(5)	—	—	—	—	183,404

Outplacement Assistance Plan(6)	—	25,000	—	—	—

Total	—	382,000	—	972,637	431,360

Larry Bekkedahl

Benefit Plan or Award	Voluntary Termination ($)	Involuntary Not for Cause Termination ($)	Change in Control ($)	Termination Following Change in Control ($)	Death or Disability ($)

Severance Pay Plan(1)	—	387,250	—	614,148	—

PSUs(2)(3)	171,166	171,166	—	288,227	171,166

RSUs(4)	44,965	44,965	—	76,278	44,965

Annual Cash Incentive Award(5)	226,898	226,898	—	226,898	226,898

Outplacement Assistance Plan(6)	—	25,000	—	—	—

Total	443,029	855,279	—	1,205,551	443,029

(1)

The amounts shown in the Involuntary Not for Cause Termination column consist of severance payments equal to 12 months of base salary at December 31, 2020 salary levels. The amounts shown in the Termination Following Change in Control column consist of 12 months of base salary at December 31, 2020 salary levels plus the value of the target ACI award for 2020.

(2)

Amounts in the Voluntary Termination, Involuntary Not for Cause Termination and Death or Disability columns reflect the value at December 31, 2020 of PSUs granted in 2019 and 2020, assuming performance at 159.9% of target for the 2020 grants and 131.2% of target for the 2019 grants. The payout percentages for the PSU awards are based on forecasted results. The values reflect the NYSE closing price of the Company’s common stock on December 31, 2020 ($42.77). No amounts are shown for Ms. Kaner and Mr. Kochavatr in the Voluntary Termination or Involuntary Not for Cause columns because at December 31, 2020 these officers were not retirement-eligible, as defined in the Pension Plan. See below under the heading “Vesting of PSUs and RSUs in Event of Death, Disability or Retirement.” Amounts for Mr. Lobdell reflect vesting in accordance with the “Rule of 75,” as discussed below under the heading “Vesting of PSUs and RSUs Based on ‘Rule of 75’.”

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(3)

Amounts in the Termination Following Change in Control column constitute the value at December 31, 2020 of PSUs granted in 2019 and 2020. These grants included provisions for accelerated vesting in the event of a termination following a Change in Control, as described in the narrative below. The value shown reflects the closing price of the Company’s common stock on December 31, 2020 ($42.77).

(4)

The amounts shown in the Voluntary Termination and Death or Disability columns reflect the value at December 31, 2020 of outstanding RSUs. No values are shown in the Voluntary Termination column for Ms. Kaner and Mr. Kochavatr because they were not retirement-eligible, as defined under the Company’s Pension Plan, at December 31, 2020. See below under the heading “Vesting of PSUs and RSUs in Event of Death, Disability or Retirement.” Amounts for Mr. Lobdell reflect vesting in accordance with the “Rule of 75,” as discussed below under the heading “Vesting of PSUs and RSUs Based on ‘Rule of 75’.”

(5)

Amounts shown in this row consist of payouts under awards made pursuant to the ACI Plan. No amounts are shown in the Voluntary Termination column for Ms. Kaner and Mr. Kochavatr because at December 31, 2020 these officers were not retirement eligible as defined in the Pension Plan, which is required for early vesting in the event of voluntary termination under the terms of the ACI Plan. See below under the heading “ACI Plan” for additional details.

(6)

Amounts in this row are the estimated value of outplacement assistance consulting services the named executive employee would receive, assuming that the executive is granted twelve months of outplacement assistance, at a value of $20,000 for the first nine months and $5,000 for an additional three months. See below under the heading “Outplacement Assistance Plan” for additional details.

(7)

In the event of a Change of Control, as defined in the 1986 MDCP, participants are eligible to take an accelerated distribution of their account balances at a reduced forfeiture rate. See the section below entitled “1986 MDCP” for additional information. Of the 2020 named executive officers, only Mr. Lobdell has an account balance under the 1986 MDCP. The amount shown in the Change in Control column is the amount by which the forfeiture would be reduced, assuming that a Change in Control occurred on December 31, 2020 and Mr. Lobdell elected to take an early distribution of his 1986 MDCP account balance as of that date.

SEVERANCE PAY PLAN

Under the Company’s Severance Pay Plan for Executive Employees, executives of the Company are eligible for severance pay if they are terminated without cause, or voluntarily terminate employment for good reason and within 90 days following the event that constitutes good reason. If the termination occurs within two years after a change in control, the benefit is equal to 12 months of base pay plus the value of the executive’s target annual cash incentive award. If the termination is not within two years of a change in control, the severance benefit is equal to 12 months of base pay.

For purposes of the plan, the terms “change in control,” “cause,” and “good reason” have the following meanings:

“Change in control” means any of the following:

•	A person or entity becomes the beneficial owner of Company securities representing more than 30% of the combined voting power of the Company’s then outstanding voting securities;

•

During any period of two consecutive years, individuals who at the beginning of the period constitute the members of the Board of Directors and any new director whose election to the Board of Directors or nomination for election to the Board of Directors by the Company’s shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board of Directors;

•

The Company merges with or consolidates into any other corporation or entity, other than a merger or consolidation which would result in the holders of the voting securities of the Company outstanding immediately prior thereto holding immediately thereafter securities representing more than 50% of the combined voting power of the voting securities of the Company or other surviving entity outstanding immediately after such merger or consolidation; or

•	The shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

“Good reason” means the occurrence of any of the following conditions:

•

A material adverse change in the nature of the executive’s duties or responsibilities (provided that merely ceasing to be an officer of a public Company does not itself constitute a material adverse change);

•	A material reduction in the executive’s base compensation or incentive compensation opportunities; or

•	A mandatory relocation of the executive’s principal place of work in excess of 50 miles.

“Cause” in the case of a termination that occurs within two years of a change in control is defined as:

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•

The substantial and continuing failure of the executive to perform substantially all of his or her duties to the Company (other than a failure resulting from incapacity due to physical or mental illness), after 30 days’ notice from the Company;

•	The violation of a Company policy that could reasonably be expected to result in termination;

•	Dishonesty, gross negligence or breach of fiduciary duty;

•	The commission of an act of fraud or embezzlement, as found by a court of competent jurisdiction;

•	The conviction of a felony; or

•

A material breach of the terms of an agreement with the Company, provided that the Company provides the executive with adequate notice of the breach and the executive fails to cure the breach within 30 days after receipt of notice.

“Cause” in the case of a termination that does not occur within two years of a change in control is defined as a violation of Company standards of performance, conduct or attendance (as construed by the Company in its sole discretion).

STOCK INCENTIVE PLAN

Compensation Committee Discretion in Event of Change in Control

Under the terms of the Stock Incentive Plan, in the event of a change in control or a significant change in the business condition or strategy of the Company, the Compensation Committee may accelerate distribution of stock awards, provide payment to the participant of cash or other property equal to the fair market value of the award, adjust the terms of the award, cause the award to be assumed, or make such other adjustments to awards as the committee considers equitable to the participant and also in the best interest of the Company and its shareholders.

Change in Control Provisions in PSU Awards

Our PSU awards for executives provide for accelerated vesting in the event of the executive’s termination following a change in control. Under the terms of the grant agreements, a number of such performance RSUs will vest automatically if, within two years following a change in control: (i) the grantee’s employment is terminated by the Company without cause, or (ii) the grantee voluntarily terminates employment for good reason within 90 days after the event constituting good reason. For purposes of the PSU awards, the terms “change in control,” “cause,” and “good reason” have the same definitions as those described above under the heading “Severance Pay Plan.”

To determine the number of PSUs that would vest in the event of a termination following a change in control, the Compensation Committee is required to use a performance percentage calculated in accordance with the terms of the awards, subject to the committee’s right to adjust awards, and to the following principles:

•

For the return on equity performance goal, Accounting ROE would be assumed to be actual accounting ROE for any fiscal years that ended prior to the termination of employment, and target ROE for any other fiscal years included in the performance period.

•	For the relative total shareholder return goal, target performance results would be assumed for the 3-year performance period.

The number of dividend equivalent rights would be determined in accordance with the terms of the awards, calculated as if the date of termination were the end of the performance period.

Vesting of PSUs and RSUs in Event of Death, Disability or Retirement

Our PSU and RSU award agreements with the named executive officers provide for early vesting of the performance RSUs in the event an officer’s employment is terminated due to the officer’s death, disability or retirement (as defined under our Pension Plan, which requires five years of service and a minimum age of 55). In the case of PSUs, the number of units that vest is determined by multiplying the performance percentage by the number of PSUs originally granted and by the percentage of the performance period that the officer was actively employed. In the case of RSUs, the number of units that vest is determined by multiplying the number of RSUs originally granted by the percentage of the vesting period that the officer was employed.

Vesting of PSUs and RSUs Based on “Rule of 75”

Beginning with our 2020 awards, our PSU and RSU grant agreements provide that, if a grantee satisfies the “rule of 75” upon termination of employment for reasons other than cause, then (i) in the case of RSU awards, all unvested RSUs under the award will

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vest, and (ii) in the case of PSU awards, the grantee will be eligible for full vesting, based on performance results, notwithstanding early termination. For purposes of these provisions, a recipient satisfies the rule of 75 if the recipient has no less than 5 years of service and the recipient’s age plus years of service is at least 75.

ACI PLAN

Under the terms of the ACI Plan, if a participant’s employment terminates due to death, disability or retirement, the Company will pay an award to the participant or the participant’s estate, as applicable, if and when awards are payable generally to other participants under the plan. The amount of the award will be prorated to reflect the number of full and partial months during the year in which the participant was employed. For the purposes of this provision, “retirement” means a participant’s termination of employment after meeting the requirements for retirement under the Pension Plan (currently age 55 with five years of service).

OUTPLACEMENT ASSISTANCE PLAN

The Company maintains the Portland General Electric Company Outplacement Assistance Plan to cover the cost of outplacement assistance for certain employees who lose their jobs as a result of corporate, departmental or work group reorganization, including the elimination of a position or similar business circumstances. Eligible management employees, including officers, are offered the services of an outside outplacement consultant for three to twelve months, with the exact length of the services determined by the Compensation Committee.

1986 MDCP

The 1986 MDCP allows participants to elect an accelerated distribution of all or a portion of their accounts, which results in a forfeiture of a portion of the distributed amounts. Following a Change of Control, as defined in the plan, only 6% of the distribution is forfeited, rather than the 10% forfeiture normally provided for under the plan. “Change of Control” is defined in the 1986 MDCP as an occurrence in which: (1) a person or entity becomes the beneficial owner of securities representing 30% or more of the voting power of the Company’s outstanding voting securities, or (2) during any period of two consecutive years, individuals who at the beginning of the period constituted the Board, and any new director whose election by the Board or nomination for election by the Company’s stockholders was approved by at least two-thirds of the directors in office who either were directors as of the beginning of the period or whose election or nomination was previously so approved, cease to constitute at least a majority of the Board.

Pay Ratio Disclosure

In accordance with SEC rules, we are disclosing the ratio of the annual total compensation of our CEO to the annual total compensation of the individual we have identified as our median employee for this purpose.

We identified our median employee by examining 2020 taxable earnings, as reported on W-2 forms (W-2 taxable earnings), for all individuals who were employed by the Company on December 31, 2020, other than our CEO. We believe that the use of W-2 taxable earnings, which is a broad and widely used measure of annual compensation, is an appropriate measure by which to determine the median employee. We included all employees, whether employed on a full-time, part-time or seasonal basis, and we did not annualize the compensation of any full-time employee who was employed for less than the full 2020 calendar year. After identifying the median employee based on 2020 W-2 taxable earnings, we calculated annual total compensation for the median employee using the same methodology that we use for our named executive officers as set forth in the Totals column in the 2020 Summary Compensation Table. As measured using that methodology, our CEO’s annual total compensation for 2020 was $3,510,132 and our median employee’s annual total compensation for 2020 was $137,847. As a result, our 2020 CEO to median employee pay ratio was approximately 25:1.

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Item 2: Advisory Vote on Executive Compensation

As described in detail in the Compensation Discussion and Analysis section of this proxy statement, our executive compensation programs are designed to attract and retain highly qualified executive officers and to provide them with incentives to advance the interests of our stakeholders, which include our shareholders, our customers, our employees and the communities we serve.

We are asking our shareholders to indicate their support for the compensation of our named executive officers as described in this proxy statement by voting to approve the resolution set forth below. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we will ask our shareholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the shareholders of the Portland General Electric Company (the “Company”) approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Compensation Discussion and Analysis, the 2020 Summary Compensation Table and the other related tables and disclosure in the proxy statement for the Company’s 2021 Annual Meeting of Shareholders.”

Approval of this proposal will require that the number of votes cast in favor of this proposal exceeds the number of votes cast against this proposal.

While this is a non-binding, advisory vote, the Compensation Committee will take the outcome of the vote into account when considering future executive compensation arrangements.

The Board of Directors unanimously recommends a vote “FOR” the approval of the compensation of our named executive officers, as disclosed in this proxy statement.

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Audit and Risk Committee Matters

Audit and Risk Committee Report

The Audit and Risk Committee’s primary responsibilities are to assist the Board with oversight of the integrity of PGE’s financial statements and system of internal controls, the independent auditor’s qualifications and independence, the performance of PGE’s internal audit function and independent auditor, the effectiveness of the Company’s enterprise risk management program, and the Company’s compliance with legal and regulatory requirements.

Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, for its accounting and financial reporting principles, and for the establishment and effectiveness of internal controls and procedures designed to ensure compliance with generally accepted accounting principles and applicable laws and regulations.

Our independent registered public accounting firm is responsible for performing an independent audit of the Company’s financial statements and of its internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB) and expressing an opinion as to the conformity of the Company’s financial statements with generally accepted accounting principles and the effectiveness of its internal control over financial reporting.

In performing its oversight role, the Audit and Risk Committee has considered and discussed the audited financial statements with each of management and the independent registered public accounting firm for 2020, Deloitte & Touche LLP (Deloitte). The committee has discussed with Deloitte significant accounting policies that the Company applies in its financial statements, as well as alternative treatments and critical audit matters addressed during the audit. We have further discussed with Deloitte the matters required to be discussed under applicable PCAOB standards. We have received from Deloitte the written disclosures required by applicable PCAOB rules regarding Deloitte’s independence, discussed with Deloitte its independence, and considered whether the non-audit services provided by Deloitte are compatible with maintaining its independence.

Based upon the reports and discussions referenced above, the committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 for filing with the SEC.

The Audit and Risk Committee has appointed Deloitte as the Company’s independent registered public accounting firm for fiscal year 2021.

AUDIT AND RISK COMMITTEE

Neil Nelson (Chair)

Mark Ganz

Michael Lewis

Michael Millegan

Lee Pelton

Charles Shivery

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Principal Accountant Fees and Services

The following table provides information about fees the Company paid to Deloitte in 2019 and 2020.

	2020	2019

Audit Fees(1)	$1,808,603	$1,787,755

Audit-Related Fees(2)	27,000	26,000

Tax Fees(3)	—	—

All Other Fees(4)	1,895	1,895

Total	1,837,498	1,815,650

(1)

For professional services rendered for the audit of our consolidated financial statements for the fiscal years ended December 31, 2020 and 2019 and for the review of the interim consolidated financial statements included in quarterly reports on Form 10-Q. Audit Fees also include services normally provided in connection with statutory and regulatory filings or engagements, assistance with and review of documents filed with the SEC, the issuance of consents and comfort letters, as well as the independent auditor’s report on the effectiveness of internal control over financial reporting.

(2)

For assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements not reported under “Audit Fees” above, including attest services that are not required by statute or regulation, consultations concerning financial accounting and reporting standards, and audits of the statements of activities of jointly owned facilities. Also includes amounts reimbursed to PGE in connection with cost sharing arrangements for certain services.

(3)	For professional tax services, including consulting and review of tax returns.
(4)

For all other products and services not included in the above three categories, including reference products related to income taxes and financial accounting matters. Both 2019 and 2020 “Other Fees” include Deloitte & Touche annual DART (Deloitte Accounting Research Tool site) subscription.

Pre-approval Policy for Independent Auditor Services

The Board has adopted a policy for pre-approval of all audit and permissible non-audit services provided by the Company’s independent auditor. Each year, the Audit and Risk Committee approves the terms on which the independent auditor is engaged for the ensuing fiscal year. All requests for audit, audit-related and tax services that are not on the pre-approved list of specified services must be approved by the Audit and Risk Committee. Management and the independent auditors are required to report at least quarterly to the Audit and Risk Committee regarding the services provided, and fees paid for such services, compared to the services and fees that were pre-approved in accordance with the pre-approval policy. The committee is authorized under the pre-approval policy to delegate its pre-approval authority to a member of the committee.

All audit and permissible non-audit services provided by the independent auditors during 2020 and 2019 were pre-approved by the Audit and Risk Committee.

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Item 3: Ratification of the Appointment of Deloitte & Touche LLP

Our Audit and Risk Committee is directly responsible for the selection, appointment, compensation, and oversight of the independent registered public accounting firm retained to audit the Company’s financial statements. The Audit and Risk Committee has appointed Deloitte & Touche LLP (Deloitte) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ended December 31, 2021. Deloitte has served as our independent registered public accounting firm since 2004.

The Audit and Risk Committee annually reviews Deloitte’s qualifications, performance and independence in determining whether to retain Deloitte as the Company’s independent registered public accounting firm. In conducting its review, the Audit and Risk Committee considers, among other factors:

•	Deloitte’s professional qualifications and reputation for integrity and competence in the fields of accounting and auditing,

•	the qualifications of the lead audit partner and other key audit engagement members,

•

Deloitte’s current and historical performance on the Company’s audits, including the extent and quality of its communications with the Audit and Risk Committee and the Company’s management and internal audit department,

•	the depth of Deloitte’s knowledge of the Company’s business, internal controls, and accounting practices,

•	the nature and extent of Deloitte’s non-audit services,

•	an analysis of Deloitte’s known legal risks and significant proceedings that could impair its ability to perform the Company’s annual audit,

•	the appropriateness of Deloitte’s audit fees,

•	Deloitte’s tenure as the Company’s independent auditor, and

•	the potential impact of selecting a different independent registered public accounting firm.

The Audit and Risk Committee and the Board believe that the retention of Deloitte to serve as the Company’s independent registered public accounting firm for 2021 is in the best interests of the Company and its shareholders, and we are asking shareholders to ratify the appointment of Deloitte. Although ratification is not required by law or under our bylaws or other corporate governance documents, the Board is submitting the appointment of Deloitte to our shareholders for ratification because we value our shareholders’ views on this matter and as a matter of good corporate governance. If our shareholders do not ratify the appointment, this will be considered a recommendation to the Board and the Audit and Risk Committee to consider the selection of a different firm. Even if the appointment is ratified, the Audit and Risk Committee may, in its discretion, select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.

Representatives of Deloitte are expected to be present at our 2021 Annual Meeting of Shareholders and will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

Ratification of the appointment of Deloitte as the Company’s independent registered public accounting firm will require that the number of votes cast in favor of this proposal exceeds the number of votes cast against this proposal.

The Board of Directors unanimously recommends a vote “FOR” the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm.

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Security Ownership of Certain Beneficial Owners, Directors and Executive Officers

On March 1, 2021 there were 89,575,693 shares of PGE common stock outstanding. The following table sets forth, as of that date unless otherwise specified, the beneficial ownership of PGE common stock of (1) known beneficial owners of more than 5% of the outstanding shares of PGE common stock, (2) each director or nominee for director, (3) each of our “named executive officers” listed in the Summary Compensation Table, and (4) our executive officers and directors as a group. Each of the persons named below has sole voting power and sole investment power with respect to the shares set forth opposite his, her or its name, except as otherwise noted.

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned(1)		Percent of Class

5% or Greater Holders

The Vanguard Group, Inc.(2) 100 Vanguard Blvd. Malvern, PA 19355	9,243,333		10.33%

BlackRock, Inc.(3) 40 East 52nd Street New York, NY 10022	7,415,616		8.3%

Non-Employee Directors and Director Nominees

John Ballantine	27,293	(4)(5)	*

Rodney Brown	26,617	(4)	*

Jack Davis	18,782	(4)(6)	*

Kirby Dyess	23,659	(4)	*

Marie Oh Huber	4,358	(4)	*

Mark Ganz	27,293	(4)(7)	*

Kathryn Jackson	15,470	(4)(8)	*

Michael Lewis	666	(3)	*

Michael Millegan	4,971	(3)	*

Neil Nelson	26,893	(3)	*

Lee Pelton	27,293	(3)	*

Charles Shivery	15,888	(3)	*

James Torgerson	666	(3)	*

Named Executive Officers

Maria Pope	87,282	(9)	*

James Lobdell	62,313	*	*

Lisa Kaner	14,612	(10)	*

John Kochavatr	8,742	(11)	*

Larry Bekkedahl	18,141	(12)	*

Executive officers and directors as a group (25 persons)(13)	435,308	(14)	*

*	Percentage is less than 1% of PGE common stock outstanding.
(1)

Beneficial ownership means the sole or shared power to vote, or to direct the voting of, a security, or investment power with respect to a security, or any combination thereof. Shares of our common stock that a person has the right to acquire within 60 days of March 1, 2021 are deemed outstanding for purposes of the beneficial ownership information set forth in this column.

(2)

As reported on Schedule 13G/A filed with the SEC on February 10, 2021, reporting information as of December 31, 2020. The Schedule 13G/A indicates that the shares are held by 8 separate entities and that none of these entities beneficially owns 5% or more of the outstanding PGE

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND EXECUTIVE OFFICERS

common stock. According to Schedule 13G/A, includes sole voting power with respect to 0 shares, shared voting power with respect to 146,462 shares, sole dispositive power with respect to 9,022,433 shares, and shared dispositive power with respect to 220,900 shares.
(3)

As reported on Schedule 13G/A filed with the SEC on January 29, 2021, reporting information as of December 31, 2020. The Schedule 13G/A indicates that the shares are held by 14 separate entities and that none of these entities beneficially owns 5% or more of the outstanding PGE common stock. According to Schedule 13G/A, includes sole voting power with respect to 7,165,329 shares, shared voting power with respect to 0 shares, sole dispositive power with respect to 7,415,616 shares, and shared dispositive power with respect to 0 shares.

(4)

Includes 2,218 shares of common stock (666 in the case of Mr. Lewis and Mr. Torgerson) that will be issued upon the vesting of restricted stock units (and dividend equivalent rights accrued thereon) that will vest within 60 days of March 1, 2021.

(5)	Includes 300 shares of common stock held indirectly in the John W. Ballantine Self Declaration of Trust.
(6)	Includes 18,782 shares of common stock held jointly with Mr. Davis’s spouse, who shares voting and investment power.
(7)	Includes 21,641 shares of common stock that are held jointly in the Mark B. Ganz Revocable Trust with Mr. Ganz’s spouse, who shares voting and investment power.
(8)	Includes 13,252 shares of common stock held that are held jointly with Ms. Jackson’s spouse, who shares voting and investment power.
(9)

Includes 11,537 shares of common stock that would be issued upon the vesting of restricted stock units (and dividend equivalent rights accrued thereon) that would vest within 60 days of March 1, 2021 if Ms. Pope terminates employment due to (i) death, (ii) disability, or (iii) retirement after attaining age 55 with at least five years of service. Includes 55,648 shares jointly held with Ms. Pope’s spouse, who shares voting and investment power with respect to such shares.

(10)

Includes 2,079 shares of common stock that would be issued upon the vesting of restricted stock units (and dividend equivalent rights accrued thereon) that would vest within 60 days of March 1, 2021 if Ms. Kaner terminates employment due to death or disability.

(11)

Includes 1,289 shares of common stock that would be issued upon the vesting of restricted stock units (and dividend equivalent rights accrued thereon) that would vest within 60 days of March 1, 2021 if Mr. Kochavatr terminates employment due to death or disability.

(12)

Includes 1,271 shares of common stock that would be issued upon the vesting of restricted stock units (and dividend equivalent rights accrued thereon) that would vest within 60 days of March 1, 2021 if Mr. Bekkedahl terminates employment due to death or disability.

(13)

Total includes shares beneficially owned by all directors and named executive officers, as well as other executive officers listed in Item 1, “Business of this Annual Report on Form 10-K—Information about Our Executive Officers” in the Company’s 2020 Annual Report on Form 10-K filed on February 19, 2020.

(14)	Includes 29,948 shares of common stock issuable within 60 days of March 1, 2021 upon the vesting of restricted stock units (and dividend equivalent rights accrued thereon).

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Additional Information

Defined Terms and Acronyms

ACI	annual cash incentive

ACI Plan	Portland General Electric Company Annual Cash Incentive Plan

Annual Meeting	2021 Annual Meeting of Shareholders to be held on April 28, 2021

Board	Portland General Electric Company Board of Directors

CEO	Chief Executive Officer

CFO	Chief Financial Officer

Company or PGE	Portland General Electric Company

Compensation Committee	Compensation and Human Resources Committee

Deloitte	Deloitte & Touche, LLP

EPS	earnings per diluted share

FASB ASC	Financial Accounting Standards Board Accounting Standards Codification

FW Cook	Frederic W. Cook & Company, Inc.

Governance Committee	Nominating and Corporate Governance Committee

LTI	long-term incentive

1986 MDCP	Portland General Electric Company Management Deferred Compensation Plan

2005 MDCP	Portland General Electric Company 2005 Management Deferred Compensation Plan

MDCP	Management Deferred Compensation Plan

named executive officers	the officers or former officers of the Company identified on page 31 of this proxy statement

NYSE	New York Stock Exchange

OPUC	Oregon Public Utility Commission

PCAOB	Public Company Accounting Oversight Board

Pension Plan	Portland General Electric Company Pension Plan

PGE	Portland General Electric Company

PSU	performance-vested restricted stock unit

ROE	return on equity

RSU	time-vested restricted stock unit

SEC	Securities and Exchange Commission

SERP	supplemental executive retirement plan

TSR	total shareholder return

FIND INFORMATION ONLINE

Corporate Governance

investors.portlandgeneral.com/corporate-governance

•	Amended and Restated Certificate of Incorporation

•	Amended and Restated Bylaws

•	Board of Directors and Corporate Officers

•	Committee Charters

•	Code of Business Conduct and Ethics

•	Code of Ethics

•	Communications to the Board of Directors
•	Corporate Governance Guidelines

•	Related Persons Transactions Policy

Sustainability, Environmental and Social

investors.portlandgeneral.com/ESG

Diversity, Equity & Inclusion

portlandgeneral.com/about/careers/diversity-equity-inclusion

Annual Reports and Proxy Materials

investors.portlandgeneral.com/financial-information/annual-reports

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ADDITIONAL INFORMATION

Please note that information on our website is not, and will not be deemed to be, a part of this proxy statement or incorporated into any of our other filings with the SEC.

QUESTIONS AND ANSWERS

Why did I receive these proxy materials?

We are providing these proxy materials to you in connection with the solicitation of proxies by PGE’s Board of Directors for our 2021 Annual Meeting of Shareholders and for any adjournment or postponement of the meeting. This Notice of Annual Meeting and proxy statement and a proxy or voting instruction card are being mailed or made available to shareholders starting on or about March 16, 2021.

Why did I receive a Notice of Internet Availability of Proxy Materials in the mail instead of printed copies of the proxy materials?

Making the proxy materials available to shareholders via the Internet saves us the cost of printing and mailing documents and will reduce the impact of the Annual Meeting on the environment. If you received only a Notice of Internet Availability, you will not receive a printed copy of the proxy materials unless you request it. All shareholders will have the ability to access the proxy materials on a website referred to in the Notice of Internet Availability or request to receive a printed set of the proxy materials at no charge. Instructions on how to access the proxy materials on the internet or to request a printed copy may be found in the Notice of Internet Availability. In addition, shareholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis by following the instructions on the website referred to in the Notice of Internet Availability.

Why did some shareholders receive printed or email copies of the proxy materials?

We are distributing printed copies of the proxy materials to shareholders who have previously requested printed copies. We are providing shareholders who have previously requested electronic delivery of proxy materials with an email containing a link to the website where the materials are available via the Internet.

What is “householding” and how does it affect me?

The Company has adopted the “householding” procedure approved by the SEC, which allows us to deliver one set of documents to a household of shareholders instead of delivering a set to each shareholder in a household, unless we have been instructed otherwise. This procedure is more environmentally friendly and cost-effective because it reduces the number of copies to be printed and mailed. Shareholders who receive proxy materials in paper form will continue to receive separate proxy cards to vote their shares. If you would like to change your householding election, request that a single copy of the proxy materials be sent to your address, or request a separate copy of the proxy materials, please contact Broadridge Financial Solutions, Inc., by calling (866) 540-7095 or by writing to Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York 11717. We will promptly deliver the proxy materials to you upon receipt of your request. If you hold your shares in street name, please contact your bank, broker, or other record holder to request information about householding.

How can I access the proxy materials online?

This Notice of Annual Meeting of Shareholders and proxy statement, as well as our 2020 Annual Report, are available on our website at investors.portlandgeneral.com/financial-information/annual-reports.

Who is entitled to vote at the Annual Meeting?

Holders of PGE common stock as of the close of business on the record date, March 1, 2021, may vote at the Annual Meeting or by proxy. As of the close of business on March 1, 2021, there were 89,575,693 shares of PGE common stock outstanding and entitled to vote. The common stock is the only authorized voting security of the Company, and each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting.

What matters will be voted on at the Annual Meeting?

There are three matters scheduled for a vote at the Annual Meeting:

Item 1	The election of 12 directors;

Item 2	An advisory, non-binding vote to approve the compensation of the Company’s named executive officers; and

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Item 3	The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2021.

What are the Board’s voting recommendations?

The Board recommends that you vote:

“FOR” the election of each of the Company’s 12 nominees for director;

“FOR” the approval of the compensation of the Company’s named executive officers; and

“FOR” the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2021.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, or AST, you are considered the “shareholder of record” with respect to those shares.

If your shares are held in a stock brokerage account or by a bank or other nominee, those shares are held in “street name” and you are considered the “beneficial owner” of the shares. As the beneficial owner of those shares, you have the right to direct your broker, bank or other nominee how to vote your shares, and you will receive separate instructions from your broker, bank or other nominee describing how to vote your shares. You also are invited to attend the Annual Meeting. However, because a beneficial owner is not the shareholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, bank or other nominee that holds your shares, giving you the right to vote the shares at the meeting.

How can I attend the virtual Annual Meeting?

To participate in the Annual Meeting, visit virtualshareholdermeeting.com/POR2021 and enter the 16-digit control number included on your notice of Internet availability of the proxy materials, on your proxy card, or on the instructions that accompanied your proxy materials. You may begin to log into the meeting platform beginning at 7:45 a.m. Pacific Time on April 28, 2021.

How can I vote?

Even if you plan to attend the Annual Meeting, we recommend that you vote before the meeting so that your vote will be counted should you later decide not to attend the meeting. You may vote in one of the following ways:

•	By Telephone: If you are located in the United States or Canada, you can vote your shares by calling 1-800-690-6903 and following the instructions on the proxy card or voting instruction form.

•	By Internet. Go to proxyvote.com and follow the online instructions.

•

By Mail. If you received your proxy materials by mail, you can vote by marking, signing and dating your proxy card and returning it in the postage-page envelope provided. If you are the beneficial owner of shares held in street name, please complete and mail the voting instruction form as indicated on the form.

•

At the virtual Annual Meeting. If you are a shareholder of record on March 1, 2021 and attend the virtual Annual Meeting, you may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting.

Internet and telephone voting is available through 11:59 p.m. Eastern Time on April 25, 2021 for shares held in the Portland General Electric Company Employee Stock Purchase Plan and through 11:59 p.m. Eastern Time on April 27, 2021 for all other shares. To attend the virtual Annual Meeting and for telephone and Internet voting, you will need the 16-digit control number included on your notice or proxy card or in the voting instruction form that accompanied your proxy materials.

How can I ask a question at the Annual Meeting?

If you wish to ask a question during the virtual Annual Meeting may do so during the meeting by logging into the virtual meeting platform at virtualshareholdermeeting.com/POR2021, typing your question into the “Ask a Question” field, and clicking “Submit.” Questions pertinent to meeting matters will be answered during the meeting, subject to time constraints. Substantially similar questions may be grouped and answered as one. Any questions pertinent to meeting matters that cannot be answered during the meeting may be raised after the Annual Meeting by contacting Investor Relations at 503-464-8586.

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ADDITIONAL INFORMATION

What if I encounter technical difficulties during the Annual Meeting?

If you encounter any technical difficulties with the virtual meeting platform on the day of the Annual Meeting, please call 800-586-1548 (US) or 303-562-9288 (International). Technical support will be available beginning at 7:30 a.m. PDT on April 28, 2021 and will remain available until the meeting has ended.

How will my shares be voted if I give my proxy but do not specify how my shares should be voted?

If your shares are held in your own name as a shareholder of record and you return your signed proxy card but do not indicate your voting preferences, your shares will be voted as follows:

“FOR” the election of each of the Company’s 12 nominees for director;

“FOR” the approval of the compensation of the Company’s named executive officers; and

“FOR” the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2021.

If I am the beneficial owner of shares held in street name by my broker, will my broker automatically vote my shares for me?

NYSE rules applicable to broker-dealers grant your broker discretionary authority to vote your shares without receiving your instructions on certain routine matters. Your broker has discretionary authority under the NYSE rules to vote your shares on the ratification of the appointment of the independent registered public accounting firm. However, unless you provide voting instructions to your broker, your broker does not have authority to vote your shares with respect to the election of directors and the approval of the compensation of the Company’s named executive officers. As a result, we strongly encourage you to submit your proxy and exercise your right to vote as a shareholder.

Could other matters be decided at the Annual Meeting?

As of the date of this proxy statement, we are unaware of any matters, other than those set forth in the Notice of Annual Meeting of Shareholders, that may properly be presented at the Annual Meeting. If any other matters are properly presented for consideration at the meeting, including, among other things, consideration of a motion to adjourn the meeting to another time or place, the persons named as proxies on the enclosed proxy card, or their duly constituted substitutes, will be deemed authorized to vote those shares for which proxies have been given or otherwise act on such matters in accordance with their judgment.

How can I change or revoke my vote?

If you hold shares in your own name as a shareholder of record, you may change your vote or revoke your proxy at any time before voting begins by:

•	Notifying our Corporate Secretary in writing that you are revoking your proxy;

•	Delivering another duly signed proxy that is dated after the proxy you wish to revoke, or delivering a later-dated vote by telephone or on the internet; or

•	Attending the virtual Annual Meeting and voting. (Attendance at the meeting, in and of itself, will not cause your previously granted proxy to be revoked.)

Any written notice of revocation, or later dated proxy, should be delivered to:

Portland General Electric Company

Attention: Corporate Secretary

121 SW Salmon Street, 1WTC1301

Portland, Oregon 97204

If you are the beneficial owner of shares held in street name and wish to change your vote with respect to those shares, please check with your broker, bank or other nominee and follow the procedures your broker, bank or other nominee provides you.

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What are the voting requirements to elect directors and approve the other proposals described in the proxy statement?

The vote required to approve each of the matters scheduled for a vote at the Annual Meeting is set forth below:

Proposal	Vote Required

Election of directors	Votes in Favor Exceed Votes Against

Advisory vote on compensation of the Company’s named executive officers	Votes in Favor Exceed Votes Against

Ratification of appointment of Deloitte & Touche LLP	Votes in Favor Exceed Votes Against

What is the “quorum” for the Annual Meeting and what happens if a quorum is not present?

The presence at the Annual Meeting, in person or by proxy, of a majority of the shares issued and outstanding and entitled to vote as of March 1, 2021 is required to constitute a “quorum.” The existence of a quorum is necessary in order to take action on the matters scheduled for a vote at the Annual Meeting. If you vote online or by telephone, or submit a properly executed proxy card, your shares will be included for purposes of determining the existence of a quorum. Proxies marked “abstain” and “broker non-votes” (each of which are explained below) also will be counted in determining the presence of a quorum. If the shares present in person or represented by proxy at the Annual Meeting are not sufficient to constitute a quorum, the chair of the meeting, or the shareholders by a vote of the holders of a majority of shares present in person or represented by proxy, may, without further notice to any shareholder (unless a new record date is set), adjourn the meeting to a different time and place to permit further solicitations of proxies sufficient to constitute a quorum.

What is an “abstention” and how would it affect the vote?

An “abstention” occurs when a shareholder sends in a proxy with explicit instructions to decline to vote regarding a particular matter. Abstentions are counted as present for purposes of determining a quorum. However, an abstention with respect to a matter submitted to a vote of shareholders will not be counted for or against the matter. Consequently, an abstention with respect to any of the proposals at the Annual Meeting will not affect the outcome of the vote.

What is a “broker non-vote” and how would it affect the vote?

A broker non-vote occurs when a broker or other nominee who holds shares for another person does not vote on a particular proposal because that holder does not have discretionary voting power for the proposal and has not received voting instructions from the beneficial owner of the shares. Brokers will have discretionary voting power to vote shares for which no voting instructions have been provided by the beneficial owner with respect to the ratification of the appointment of the independent registered public accounting firm, but not with respect to the other proposals. Accordingly, there might be broker non-votes with respect to the election of directors and the advisory vote to approve the compensation of the Company’s named executive officers. A broker non-vote will not be counted for or against the matter and, therefore, will not affect the outcome of the vote with respect to any of the proposals at the Annual Meeting.

Who will conduct the proxy solicitation and how much will it cost?

The Company is soliciting your proxy for the Annual Meeting and will pay all the costs of the proxy solicitation process. Our directors, officers and employees may communicate with shareholders by telephone, facsimile, email or personal contact to solicit proxies. These individuals will not be specifically compensated for doing so. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation materials to the beneficial owners of PGE common stock.

Who will count the votes?

Broadridge Financial Solutions, Inc. will tabulate the votes cast by mail, internet, and telephone as well as any votes cast at the Annual Meeting. Nora Arkonovich, our Corporate Secretary, will act as inspector of election to certify the results.

If you have any questions about voting your shares or attending the Annual Meeting, please call our Investor Relations Department at (503) 464-8586.

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ADDITIONAL INFORMATION

2022 ANNUAL MEETING OF SHAREHOLDERS

We plan to hold our 2022 Annual Meeting of shareholders on April 27, 2022.

Requirements for Shareholder Proposals to Be Considered for Inclusion in the Company’s Proxy Materials

For shareholder proposals to be considered for inclusion in the proxy statement and form of proxy relating to the 2022 Annual Meeting of shareholders, they must be received by the Company’s Corporate Secretary at the address provided below no later than November 15, 2021. All proposals must also comply with Rule 14a-8 under the Securities Exchange Act of 1934, which lists the requirements for the inclusion of shareholder proposals in Company proxy materials.

Requirements for Shareholder Proposals to Be Brought Before the 2022 Annual Meeting of Shareholders and Director Nominations

Notice of any proposal that a shareholder intends to present at the 2022 Annual Meeting of shareholders, but does not intend to have included in the proxy statement and form of proxy relating to the 2022 Annual Meeting of shareholders, as well as any director nominations, must be delivered to the Company’s Corporate Secretary not earlier than November 29, 2021 and no later than the close of business on December 29, 2021. In addition, the notice must set forth the information required by the Company’s bylaws with respect to the shareholder submitting the notice and each director nomination or other proposal that the shareholder intends to present at the Annual Meeting.

Shareholder proposals and nominations should be addressed to Portland General Electric Company, Attention: Corporate Secretary, 121 SW Salmon Street, 1WTC1301, Portland, Oregon 97204. We recommend that shareholders submitting proposals or nominations use certified mail, return receipt requested, in order to provide proof of timely receipt. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal or nomination that does not comply with these and other applicable requirements, including the rules established by the SEC.

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FSC
www.fsc.org
MIX
Paper from
responsible sources
FSC® C132107

Corporate Headquarters
121 S.W. Salmon Street, Portland Oregon 97204
portlandgeneral.com

PORTLAND GENERAL ELECTRIC COMPANY ATTN: JARDON JARAMILLO 121 SW SALMON STREET 1 WTC0509 PORTLAND, OR 97204 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on April 27, 2021 for shares held directly and by 11:59 p.m. Eastern Time on April 25, 2021 for shares held in an Employee Stock Purchase Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/POR2021 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on April 27, 2021 for shares held directly and by 11:59 p.m. Eastern Time on April 25, 2021 for shares held in an Employee Stock Purchase Plan. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D39029-P49091 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY PORTLAND GENERAL ELECTRIC CO The Board of Directors recommends you vote FOR each director nominee: 1. Election of Directors Nominees: For Against Abstain 1a. Rodney Brown [    ] [    ] [    ] 1b. Jack Davis [    ] [    ] [    ] 1c. Kirby Dyess [    ] [    ] [    ] 1d. Mark Ganz [    ] [    ] [    ] 1e. Marie Oh Huber [    ] [    ] [    ] 1f. Kathryn Jackson, PhD [    ] [    ] [    ] 1g. Michael Lewis [    ] [    ] [    ] 1h. Michael Millegan [    ] [    ] [    ] 1i. Neil Nelson [    ] [    ] [    ] 1j. Lee Pelton, PhD [    ] [    ] [    ] For Against Abstain 1k. Maria Pope [    ] [    ] [    ] 1l. James Torgerson [    ] [    ] [    ] The Board of Directors recommends you vote FOR the following proposals: For Against Abstain 2. To approve, by a non-binding vote, the compensation of the Company’s named executive officers. [    ] [    ] [    ] 3. To ratify the appointment of Deloitte and Touche LLP as the Company’s independent registered public accounting firm for the fiscal year 2021. [    ] [    ] [    ] NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com or investors.portlandgeneral.com. D39030-P49091 PORTLAND GENERAL ELECTRIC COMPANY Annual Meeting of Shareholders April 28, 2021 at 8:00 a.m. Pacific Time This proxy is solicited on behalf of the Board of Directors The Portland General Electric Company 2021 Annual Meeting of Shareholders will be held on Wednesday, April 28, 2021 at 8:00 a.m. Pacific Time, virtually at www.virtualshareholdermeeting.com/POR2021. The undersigned, having received the Notice and accompanying Proxy Statement for said meeting, hereby constitutes and appoints Jack E. Davis, Maria M. Pope, James A. Ajello, and Lisa A. Kaner, or any of them, his/her true and lawful agents and proxies, with power of substitution and resubstitution in each, to represent and vote all the shares of Common Stock of Portland General Electric Company held of record by the undersigned on March 1, 2021 at the Annual Meeting of Shareholders scheduled to be held on April 28, 2021, or at any adjournment or postponement thereof, on all matters coming before said meeting. The above proxies are hereby instructed to vote as shown on the reverse side of this card. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted “FOR” each director nominee, “FOR” approval of the compensation of named executive officers, “FOR” ratification of the appointment of Deloitte & Touche LLP as Portland General Electric Company’s independent registered public accounting firm for fiscal year 2021, and in the discretion of the proxies with respect to such other business as may properly come before the meeting and at any adjournment or postponements thereof. Your Vote is Important To vote through the internet or by telephone, see instructions on reverse side of this card. To vote by mail, sign and date this card on the reverse side and mail promptly in the postage-paid envelope. Continued and to be signed on reverse side